CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS DOCUMENT PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT SENT TO THE SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS ARE OMITTED FROM THIS FILING AND ARE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


================================================================================

                                                                   EXHIBIT 10.36




                                LOAN AGREEMENT

                          Dated as of March 30, 2001

                                    Between

             EXODUS COMMUNICATIONS REAL PROPERTY I, LLC and EXODUS
                      COMMUNICATIONS REAL PROPERTY I, LP,
                           collectively, as Borrower

                                      and


                           LEHMAN BROTHERS BANK FSB,
                                   as Lender


Properties:              Communications Data Center 4/5            1418 Park Center Drive
                         2401 and 2403 Walsh Avenue                Austin, Texas
                         Santa Clara, California

                         4650 Ironsides Drive                      4700 Ironsides Drive
                         Santa Clara, California                   Santa Clara, California




================================================================================

                               TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----
I.      DEFINITIONS; PRINCIPLES OF CONSTRUCTION.........................................................   1
  Section 1.1      Definitions..........................................................................   1
  Section 1.2      Principles of Construction...........................................................  19

II.     GENERAL TERMS...................................................................................  19
  Section 2.1      Loan Commitment; Disbursement to Borrower............................................  19
                   2.1.1   The Loan.....................................................................  19
                   2.1.2   Disbursement to Borrower.....................................................  19
                   2.1.3   The Note, Mortgages and Loan Documents.......................................  20
                   2.1.4   Use of Proceeds..............................................................  20
                   2.1.5   Advances.....................................................................  20
  Section 2.2      Interest; Loan Payments; Late Payment Charge.........................................  20
                   2.2.1   Interest Generally...........................................................  20
                   2.2.2   Interest Calculation.........................................................  21
                   2.2.3   Loan Taxes; Substitute Interest Rate.........................................  21
                   2.2.4   Intentionally Omitted........................................................  22
                   2.2.5   Payment Before Maturity Date; Payment on Maturity Date; Extension of
                           Maturity Date................................................................  22
                   2.2.6   Payments after Default.......................................................  24
                   2.2.7   Late Payment Charge..........................................................  24
                   2.2.8   Usury Savings................................................................  25
  Section 2.3      Prepayments..........................................................................  25
                   2.3.1   Voluntary Prepayments........................................................  25
                   2.3.2   Mandatory Prepayments........................................................  26
  Section 2.4      Partial Release; Release on Payment in Full..........................................  26
  Section 2.5      Interest Rate Cap Agreement..........................................................  27
  Section 2.6      Manner of Making Payments; Cash Management...........................................  29
                   2.6.1   Deposits into Lockbox Account................................................  29
                   2.6.2   Making of Payments...........................................................  29
                   2.6.3   Payments Received in the Lockbox Account.....................................  29
                   2.6.4   No Deductions, etc...........................................................  30

III.    CONDITIONS PRECEDENT............................................................................  30
  Section 3.1      Conditions Precedent to Closing......................................................  30
                   3.1.1   Representations and Warranties; Compliance with Conditions...................  30
                   3.1.2   Loan Agreement and Note......................................................  30
                   3.1.3   Delivery of Loan Documents; Title Insurance; Reports; Leases.................  30
                   3.1.4   Related Documents............................................................  31
                   3.1.5   Delivery of Organizational Documents.........................................  31
                   3.1.6   Opinions of Borrower's Counsel...............................................  32
                   3.1.7   Budgets......................................................................  32

                   3.1.8   Basic Carrying Costs.........................................................  32
                   3.1.9   Completion of Proceedings....................................................  32
                   3.1.10  Payments.....................................................................  32
                   3.1.11  Loan Fee.....................................................................  32
                   3.1.12  Tenant Estoppels.............................................................  32
                   3.1.13  Transaction Costs............................................................  32
                   3.1.14  Material Adverse Change......................................................  32
                   3.1.15  Leases and Rent Roll.........................................................  32
                   3.1.16  Subordination and Attornment.................................................  33
                   3.1.17  Tax Lot......................................................................  33
                   3.1.18  Physical Conditions Report...................................................  33
                   3.1.19  Intentionally Omitted........................................................  33
                   3.1.20  Appraisal....................................................................  33
                   3.1.21  Financial Statements.........................................................  33
                   3.1.22  Further Documents............................................................  33
  Section 3.2      Conditions Precedent to Subsequent Advance...........................................  33
                   3.2.1   Subsequent Advance Request...................................................  33
                   3.2.2   Representations and Warranties; Defaults.....................................  33
                   3.2.3   Additional Loan Documents....................................................  34
                   3.2.4   Title Insurance..............................................................  34
                   3.2.5   Survey.......................................................................  34
                   3.2.6   Related Documents............................................................  35
                   3.2.7   Opinions of Borrower's Counsel...............................................  35
                   3.2.8   Escrows......................................................................  35
                   3.2.9   Completion of Proceedings....................................................  35
                   3.2.10  Payments.....................................................................  35
                   3.2.11  Utility Services and Parking.................................................  35
                   3.2.12  Underlying Asset Documentation...............................................  36
                   3.2.13  Estoppel Certificates........................................................  36
                   3.2.14  Subordination and Attornment.................................................  36
                   3.2.15  Tax Lot......................................................................  36
                   3.2.16  Intentionally Omitted........................................................  36
                   3.2.17  Additional Documentation.....................................................  36
                   3.2.18  Material Adverse Change......................................................  36

IV.     REPRESENTATIONS AND WARRANTIES..................................................................  37
  Section 4.1      Borrower Representations.............................................................  37
                   4.1.1   Organization.................................................................  37
                   4.1.2   Proceedings..................................................................  37
                   4.1.3   No Conflicts.................................................................  37
                   4.1.4   Litigation...................................................................  38
                   4.1.5   Agreements...................................................................  38
                   4.1.6   Title........................................................................  38
                   4.1.7   No Bankruptcy Filing.........................................................  38
                   4.1.8   Full and Accurate Disclosure.................................................  39
                   4.1.9   No Plan Assets...............................................................  39

                   4.1.10  Compliance...................................................................  39
                   4.1.11  Financial Information........................................................  39
                   4.1.12  Condemnation.................................................................  40
                   4.1.13  Federal Reserve Regulations..................................................  40
                   4.1.14  Utilities and Public Access..................................................  40
                   4.1.15  Not a Foreign Person.........................................................  40
                   4.1.16  Separate Lots................................................................  40
                   4.1.17  Assessments..................................................................  40
                   4.1.18  Enforceability...............................................................  40
                   4.1.19  No Prior Assignment..........................................................  40
                   4.1.20  Insurance....................................................................  40
                   4.1.21  Use of Properties............................................................  41
                   4.1.22  Certificates of Occupancy; Licenses..........................................  41
                   4.1.23  Flood Zone...................................................................  41
                   4.1.24  Physical Condition...........................................................  41
                   4.1.25  Boundaries...................................................................  41
                   4.1.26  Leases.......................................................................  41
                   4.1.27  Survey.......................................................................  42
                   4.1.28  Loan to Value................................................................  42
                   4.1.29  Filing and Recording Taxes...................................................  42
                   4.1.30  Single Purpose Entity/Separateness...........................................  42
                   4.1.31  Management Agreement.........................................................  45
                   4.1.32  Illegal Activity.............................................................  45
                   4.1.33  No Change in Facts or Circumstances; Disclosure..............................  45
  Section 4.2      Survival of Representations..........................................................  46

V.      BORROWER COVENANTS..............................................................................  46
  Section 5.1      Affirmative Covenants................................................................  46
                   5.1.1   Existence; Compliance with Legal Requirements; Insurance.....................  46
                   5.1.2   Taxes and Other Charges......................................................  46
                   5.1.3   Litigation...................................................................  47
                   5.1.4   Access to Properties.........................................................  47
                   5.1.5   Notice of Default............................................................  47
                   5.1.6   Cooperate in Legal Proceedings...............................................  47
                   5.1.7   Perform Loan Documents.......................................................  47
                   5.1.8   Insurance Benefits...........................................................  48
                   5.1.9   Further Assurances...........................................................  48
                   5.1.10  Mortgage Taxes...............................................................  48
                   5.1.11  Financial Reporting..........................................................  48
                   5.1.12  Business and Operations......................................................  50
                   5.1.13  Title to the Properties......................................................  51
                   5.1.14  Costs of Enforcement.........................................................  51
                   5.1.15  Estoppel Statement...........................................................  51
                   5.1.16  Loan Proceeds................................................................  51
                   5.1.17  Performance by Borrower......................................................  51
                   5.1.18  Confirmation of Representations..............................................  52

                   5.1.19  No Joint Assessment..........................................................  52
                   5.1.20  Leasing Matters..............................................................  52
                   5.1.21  Alterations..................................................................  53
  Section 5.2      Negative Covenants...................................................................  54
                   5.2.1   Operation of Property........................................................  54
                   5.2.2   Liens........................................................................  54
                   5.2.3   Dissolution..................................................................  54
                   5.2.4   Change In Business...........................................................  54
                   5.2.5   Debt Cancellation............................................................  54
                   5.2.6   Affiliate Transactions.......................................................  54
                   5.2.7   Zoning.......................................................................  55
                   5.2.8   Assets.......................................................................  55
                   5.2.9   Debt.........................................................................  55
                   5.2.10  No Joint Assessment..........................................................  55
                   5.2.11  Principal Place of Business..................................................  55
                   5.2.12  ERISA........................................................................  55
                   5.2.13  Transfers....................................................................  56

VI.     INSURANCE; CASUALTY; CONDEMNATION; REQUIRED REPAIRS.............................................  58
  Section 6.1      Insurance............................................................................  58
  Section 6.2      Casualty.............................................................................  61
  Section 6.3      Condemnation.........................................................................  61
  Section 6.4      Restoration..........................................................................  61

VII.    RESERVE FUNDS...................................................................................  65
  Section 7.1      Intentionally Omitted................................................................  65
  Section 7.2      Tax and Insurance Escrow Fund........................................................  65
  Section 7.3      *....................................................................................  66

  Section 7.4      Reserve Funds, Generally.............................................................  71

VIII.   DEFAULTS........................................................................................  71
  Section 8.1      Event of Default.....................................................................  71
  Section 8.2      Remedies.............................................................................  73
  Section 8.3      Remedies Cumulative; Waivers.........................................................  75

IX.     SPECIAL PROVISIONS..............................................................................  75
  Section 9.1      Sale of Notes and Securitization.....................................................  75
  Section 9.2      Securitization Indemnification.......................................................  76
  Section 9.3      Rating Surveillance..................................................................  79

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

  Section 9.4      Exculpation..........................................................................  79
  Section 9.5      Termination of Manager...............................................................  80
  Section 9.6      Servicer.............................................................................  81

X.      MISCELLANEOUS...................................................................................  81
  Section 10.1     Survival.............................................................................  81
  Section 10.2     Lender's Discretion..................................................................  81
  Section 10.3     Governing Law........................................................................  81
  Section 10.4     Modification, Waiver in Writing......................................................  83
  Section 10.5     Delay Not a Waiver...................................................................  83
  Section 10.6     Notices..............................................................................  83
  Section 10.7     Trial by Jury........................................................................  85
  Section 10.8     Headings.............................................................................  85
  Section 10.9     Severability.........................................................................  85
  Section 10.10    Preferences..........................................................................  85
  Section 10.11    Waiver of Notice.....................................................................  85
  Section 10.12    Remedies of Borrower.................................................................  86
  Section 10.13    Expenses; Indemnity..................................................................  86
  Section 10.14    Schedules Incorporated...............................................................  87
  Section 10.15    Offsets, Counterclaims and Defenses..................................................  87
  Section 10.16    No Joint Venture or Partnership; No Third Party Beneficiaries........................  87
  Section 10.17    Publicity............................................................................  88
  Section 10.18    Cross-Default; Cross-Collateralization;Waiver of Marshalling of Assets...............  88
  Section 10.19    Waiver of Counterclaim...............................................................  89
  Section 10.20    Conflict; Construction of Documents; Reliance........................................  89
  Section 10.21    Brokers and Financial Advisors.......................................................  89
  Section 10.22    Prior Agreements.....................................................................  89

                                   SCHEDULES
                                   ---------

Schedule I     -   Properties - Allocated Loan Amounts
Schedule II    -   Rent Rolls
Schedule III   -   Intentionally Omitted
Schedule IV    -   Form of Collateral Assignment of Interest Rate Cap Agreement
Schedule V     -   Form of Confidentiality and Non-Disclosure Agreement
Schedule VI    -   Form of Master Lease for 4650 and 4700 Ironsides Drive

                                 LOAN AGREEMENT

          THIS LOAN AGREEMENT, dated as of March 30, 2001 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "Agreement"), between LEHMAN BROTHERS BANK FSB, having an address at 921 North Orange Street, Wilmington, Delaware 19801 ("Lender") and EXODUS COMMUNICATIONS REAL PROPERTY I, LLC, a Delaware limited liability company, having its address at 2831 Mission College Boulevard, Suite C, Santa Clara, California 95054-1838 ("California Borrower") and EXODUS COMMUNICATIONS REAL PROPERTY I, LP, a Texas limited partnership, having its address at 2831 Mission College Boulevard, Suite A, Santa Clara, California 95054-1838 ("Texas Borrower, and together with California Borrower, "Borrower").

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, Borrower desires to obtain the Loan (as hereinafter defined) from Lender; and

          WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents (as hereinafter defined).

          NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

          I.   DEFINITIONS; PRINCIPLES OF CONSTRUCTION
               ---------------------------------------

          Section 1.1  Definitions.
                       -----------

          For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

          "Acceptable Counterparty" means any Counterparty to the Interest Rate
           -----------------------
Cap Agreement that has and shall maintain, until the expiration of the applicable Interest Rate Cap Agreement, a long-term unsecured debt rating of not less than "AAA" by S&P Fitch and "Aaa" by Moody's.

          "Affiliate" shall mean, as to any Person, any other Person that,
           ---------
directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

          "Agent" shall mean Wells Fargo Bank, National Association or such
           -----
other institution as Lender may approve in its discretion or any successor Eligible Institution acting as Agent under the Cash Management Agreement.

          "ALTA" shall mean American Land Title Association, or any successor
           ----
thereto.

          "Annual Budget" shall mean the operating budget, including all planned
           -------------
Capital Expenditures, for the Properties prepared by Borrower for the applicable Fiscal Year or other period.

          "Applicable Interest Rate" shall mean, as to each Component, a
           ------------------------
fluctuating rate per annum equal to LIBOR plus the Spread applicable to such Component, as such rate may change on each Determination Date for the next succeeding Interest Period; provided, however, that the Applicable Interest Rate
                            --------  -------
for the Interest Period ending April 9, 2001 shall be (i) 9.57875% with respect to Component A, (ii) 9.57875% with respect to Component B, (iii) 9.57875% with respect to Component C, and (iv) 9.57875% with respect to Component D.

          "Approved Annual Budget" shall have the meaning set forth in Section
           ----------------------
5.1.11(d).

          "Assignment of Interest Rate Cap" shall mean that certain Collateral
           -------------------------------
Assignment of Interest Rate Cap Agreement made by Borrower when required by this Agreement in favor of Lender as security for the Loan, consented to by the Counterparty, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "Assignment of Leases" shall mean, with respect to each Individual
           --------------------
Property, that certain first priority Assignment of Leases and Rents, dated as of the date hereof, from California Borrower or Texas Borrower, as assignor, as the case may be, to Lender, as assignee, assigning to Lender all of such Borrower's interest in and to the Leases and Rents of such Individual Property as security for the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "Assignment of Management Agreement" shall mean, with respect to each
           ----------------------------------
Individual Property, any Assignment of Management Agreement and Subordination of Management Fees to be made among Lender, California Borrower or Texas Borrower, as the case may be, and Manager, with respect to any Management Agreement entered into in accordance with the terms and provisions of this Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "Award" shall mean any compensation paid by any Governmental Authority
           -----
in connection with a Condemnation in respect of all or any part of any Individual Property.

          "Bankruptcy Code" shall mean 11 U.S.C. (S) 101 et seq., as amended
           ---------------
from time to time.

          "Basic Carrying Costs" shall mean, with respect to each Individual
           --------------------
Property, the sum of the following costs associated with such Individual Property for the relevant Fiscal Year or payment period: (i) Taxes and (ii) Insurance Premiums.

          "Borrower" shall mean, collectively, the California Borrower and the
           --------
Texas Borrower, together with their respective successors and assigns.

          "Business Day" shall mean any day other than a Saturday, Sunday or any
           ------------
other day on which national banks in New York, New York and San Francisco, California are not open for business.

          "California Borrower" shall mean Exodus Communications Real Property
           --------------------
I, LLC, a Delaware limited liability company, together with its successors and assigns.

          "Capital Expenditures" shall mean, for any period, the amount expended
           --------------------
for items capitalized under GAAP (including expenditures for building improvements or major repairs, leasing commissions and tenant improvements).

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Cash Management Agreement" shall mean that certain Cash Management
           -------------------------
Agreement by and among Borrower, Agent and Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, relating to funds deposited in the Lockbox Account.

          "Casualty" shall have the meaning specified in Section 6.2 hereof.
           --------

          "Casualty Consultant" shall have the meaning set forth in Section
           -------------------
6.4(b)(iii) hereof.

          "Casualty Retainage" shall have the meaning set forth in Section
           ------------------
6.4(b)(iv) hereof.

          "Chase Credit Agreement" shall mean that certain Credit Agreement,
           ----------------------
dated as of October 31, 2001 by and among Exodus Communications, Inc., a Delaware corporation, The Chase Manhattan Bank, as Administrative Agent and Collateral Agent, and the Lenders party thereto.

          "Chase Facility" shall mean that certain Credit Facility established
           --------------
pursuant to the Chase Credit Agreement.

          "Closing Date" shall mean the date of the funding of the Initial
           ------------
Advance.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, as it
           ----
may be further amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

          "Component" shall mean, individually, any one of Component A,
           ---------
Component B, Component C or Component D.

          "Component A" shall mean that certain portion of the Loan in the
           -----------
initial principal amount of * Dollars ($*).

          "Component B" shall mean that certain portion of the Loan in the
           -----------
initial principal amount of * Dollars ($*).

          "Component C" shall mean that certain portion of the Loan in the
           -----------
initial principal amount of * Dollars ($*).

          "Component D" shall mean that certain portion of the Loan in the
           -----------
initial principal amount of * Dollars ($*).

          "Condemnation" shall mean a temporary or permanent taking by any
           ------------
Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of any Individual Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting such Individual Property or any part thereof.

          "Condemnation Proceeds" shall have the meaning set forth in Section
           ---------------------
6.4(b).

          "Confidentiality and Non-Disclosure Agreement" shall have the meaning
           --------------------------------------------
set forth in Section 5.1.4 hereof.

          "control" (and the correlative terms "controlled by" and
           -------                              -------------
"controlling") shall mean the possession, directly or indirectly, of the power
 -----------
to direct or cause the direction of management and policies of the business and affairs of the entity in question by reason of the ownership of beneficial interests, by contract or otherwise.

          "Counterparty" shall mean the Person which is the issuer of the
           ------------
Interest Rate Cap Agreement.

          "Debt" shall mean the outstanding principal amount set forth in, and
           ----
evidenced by, this Agreement and the Note together with all interest accrued and unpaid thereon and all other sums (including the Prepayment Fee) due to Lender in respect of the Loan under the Note, this Agreement, the Mortgages or any other Loan Document.

          "Debt Service" shall mean, with respect to any particular period of
           ------------
time, scheduled principal and/or interest payments due under the Note.

          "Debt Service Coverage Ratio" shall mean a ratio for the applicable
           ---------------------------
period in which:

          (a) the numerator is the Net Operating Income (excluding interest on credit accounts) for such period as set forth in the statements required hereunder, without deduction for amounts paid to the Reserve Funds; and

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

          (b) the denominator is the aggregate amount of principal and interest due and payable on the Note for such period.

          "Default" shall mean the occurrence of any event hereunder or under
           -------
any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

          "Default Rate" shall mean, with respect to each Component, a rate per
           ------------
annum equal to the lesser of (a) the Maximum Legal Rate, or (b) four percent (4%) above the Applicable Interest Rate for such Component.

          "Determination Date" means, in connection with any Interest Period,
           ------------------
the LIBOR Business Day immediately preceding the commencement of such Interest Period.

          "Disclosure Document" shall have the meaning set forth in Section
           -------------------
9.2(a) hereof.

          "Eligible Account" shall mean a separate and identifiable account from
           ----------------
all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R.
(S)9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

          "Eligible Institution" shall mean a depository institution or trust
           --------------------
company insured by the Federal Deposit Insurance Corporation, the short term unsecured debt obligations or commercial paper of which are rated at least A-1 by S&P, P-1 by Moody's and F-1+ by Fitch in the case of accounts in which funds are held for 30 days or less (or, in the case of accounts in which funds are held for more than 30 days, the long term unsecured debt obligations of which are rated at least "AA" by Fitch and S&P and "Aaa" by Moody's).

          "Environmental Indemnity" shall mean, with respect to each Individual
           -----------------------
Property, that certain Environmental and Hazardous Substance Indemnification Agreement affecting such Individual Property executed by California Borrower or Texas Borrower, as the case may be, in connection with the Loan for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended.

          "Event of Default" shall have the meaning set forth in Section 8.1(a)
           ----------------
hereof.

          "Exchange Act" shall have the meaning set forth in Section 9.2(a)
           ------------
hereof.

          "Exodus 4650 Ironsides Lease" shall mean that certain Lease Agreement
           ---------------------------
in the form of Schedule VI attached hereto to be made between California
               -----------
Borrower, as landlord, and Exodus Communications, as tenant, with respect to the Individual Property located at 4650 Ironsides Drive, Santa Clara, California, as the same may be amended, modified or supplemented from time to time.

          "Exodus 4700 Ironsides Lease" shall mean that certain Lease Agreement
           ---------------------------
in the form of Schedule VI attached hereto to be made between California
               -----------
Borrower, as landlord, and Exodus Communications, as tenant, with respect to the Individual Property located at 4700 Ironsides Drive, Santa Clara, California, as the same may be amended, modified or supplemented from time to time.

          "Exodus Austin Lease" shall mean that certain Lease Agreement dated as
           -------------------
of the date hereof between Texas Borrower, as landlord, and Exodus Communications, as tenant, with respect to the Individual Property located at 1418 Park Center Drive, Austin, Texas, 78753, as the same may be amended, modified or supplemented from time to time.

          "Exodus Communications" shall mean Exodus Communications, Inc., a
           ---------------------
Delaware corporation, together with its successors and permitted assigns.

          "Exodus Data Center #4/5 Lease" shall mean that certain Lease
           -----------------------------
Agreement dated as of the date hereof between California Borrower, as landlord, and Exodus Communications, as tenant, with respect to the Individual Property located at 2401 and 2403 Walsh Avenue, Santa Clara, California, as the same may be amended, modified or supplemented from time to time.

          "Exodus Guaranty" shall mean that certain Guaranty of even date
           ---------------
herewith from Exodus Communications for the benefit of Lender.

          "Extended Maturity Date" shall have the meaning set forth in Section
           ----------------------
2.2.5(c).

          "Extension Fee" shall have the meaning set forth in Section 2.2.5(c).
           -------------

          "Extraordinary Expense" shall have the meaning set forth in Section
           ---------------------
5.1.11(e) hereof.

          "First Extended Maturity Date" shall have the meaning set forth in
           ----------------------------
Section 2.2.5(c).

          "Fiscal Year" shall mean each twelve (12) month period commencing on
           -----------
January 1 and ending on December 31 during each year of the term of the Loan.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America as of the date of the applicable financial report.

          "Governmental Authority" shall mean any court, board, agency,
           ----------------------
commission, office or other authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

          "Gross Income from Operations" shall mean all income, computed in
           ----------------------------
accordance with GAAP, derived from the ownership and operation of the Properties from whatever source, including, but not limited to, Rents, utility charges,
                      ---------
escalations, forfeited security deposits, interest on credit accounts, service fees or charges, license fees, parking fees, rent concessions or credits, and other required pass-throughs but excluding sales, use and occupancy or other
                                 ---------
taxes on receipts required to be accounted for by Borrower to any Governmental Authority, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, Insurance Proceeds (other than business interruption or other loss of income insurance), Awards, unforfeited security deposits, utility and other similar deposits and any disbursements to Borrower from the Reserve Funds.
Gross Income from Operations shall not be diminished as a result of the Mortgages or the creation of any intervening estate or interest in the Properties or any part thereof.

          "Guarantee" of or by and Person (the "guarantor") means any
           ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase
of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for
            --------
collection or deposit in the ordinary course of business.

          "Improvements" shall have the meaning set forth in the granting clause
           ------------
of the related Mortgage with respect to each Individual Property.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Independent Director" shall have the meaning set forth in Section
           --------------------
4.1.30(p).

          "Individual Property" shall mean each parcel of real property, the
           -------------------
Improvements thereon and all personal property owned by California Borrower or Texas Borrower, as the case may be, and encumbered by a Mortgage, together with all rights pertaining to such property and Improvements, as more particularly described in the Granting Clauses of each Mortgage and referred to therein as the "Property".

          "Initial Advance" shall mean Lender's initial advance of proceeds of
           ---------------
the Loan in the amount of * Dollars ($*).

          "Initial Maturity Date" shall mean the Payment Date occurring on April
           ---------------------
10, 2004.

          "Insolvency Opinion" shall mean that certain opinion letter dated the
           ------------------
date hereof delivered by Gnazzo Thill in connection with the Loan.

          "Insurance Premiums" shall have the meaning set forth in Section
           ------------------
6.1(b) hereof.

          "Insurance Proceeds" shall have the meaning set forth in Section
           ------------------
6.4(b) hereof.

          "Interest Period" means, in connection with the calculation of
           ---------------
interest accrued with respect to any specified Payment Date, the period from and including the tenth (10th) day of prior calendar month to and including the ninth day of the calendar month in which the applicable Payment Date occurs; provided, however, that with respect to the Payment Date occurring in April,
--------  -------
2001, the Interest Period shall be the period commencing on the Closing Date to and including April 9, 2001.

          "Interest Rate Cap Agreement" shall mean the Interest Rate Cap
           ---------------------------
Agreement (together with the confirmation and schedules relating thereto), between the Counterparty and Borrower obtained by Borrower as and when required pursuant to Section 2.5. After delivery of a Replacement Interest Rate Cap Agreement to Lender, the term "Interest Rate Cap Agreement" shall be deemed to mean such Replacement Interest Rate Cap Agreement.

          "Interest Rate Cap Event" shall mean (i) LIBOR is equal to or greater
           -----------------------
than *% or (ii) notice from Lender that a Securitization is expected to occur within the next twenty (20) days.

          "Lease" shall mean any lease (including, without limitation the Master
           -----
Leases), sublease or subsublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Individual Property of Borrower, and every modification, amendment or other agreement relating to such lease, sublease, subsublease, or other agreement entered into in connection with such lease, sublease, subsublease, or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

          "Legal Requirements" shall mean, with respect to each Individual
           ------------------
Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting such Individual Property or any part thereof, or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting such Individual Property or any part thereof, including, without limitation, any which may (a) require repairs, modifications or alterations in or to such Individual Property or any part thereof, or (b) in any way limit the use and enjoyment thereof.

          "Lehman" shall have the meaning set forth in Section 9.2(b) hereof.
           ------

          "Lehman Group" shall have the meaning set forth in Section 9.2(b)
           ------------
hereof.

          "Lender" shall mean Lehman Brothers Bank FSB, together with its
           ------
successors and assigns.

          "Lender's Notice" shall have the meaning set forth in Section 2.2.3(c)
           ---------------
hereof.

          "Liabilities" shall have the meaning set forth in Section 9.2(b)
           -----------
hereof.

          "LIBOR" shall mean, with respect to each Interest Period, the rate
           -----
(expressed as a percentage per annum and rounded upward, if necessary, to the next nearest 1/1000 of 1%) for deposits in U.S. dollars, for a one-month period, that appears on Telerate Page 3750 (or the successor thereto) as of 11:00 a.m., London time, on the related Determination Date. If such rate does not appear on Telerate Page 3750 as of 11:00 a.m., London time, on such Determination Date, LIBOR shall be the arithmetic mean of the offered rates (expressed as a percentage per annum) for deposits in U.S. dollars for a one-month period that appear on the Reuters Screen Libor Page as of 11:00 a.m., London time, on such Determination Date, if at least two such offered rates so appear. If fewer than two such offered rates appear on the Reuters Screen Libor Page as of 11:00 a.m., London time, on such Determination Date, Lender shall request the principal London Office of any four major reference banks in the London interbank market reasonably selected by Lender, to provide such bank's offered quotation (expressed as a percentage per annum) to prime banks in the London interbank market for deposits in U.S. dollars for a one-month period as of 11:00 a.m., London time, on such Determination Date for the then outstanding principal amount of the Loan. If at least two such offered quotations are so provided, LIBOR shall be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, Lender shall request any three major banks in New York City reasonably selected by Lender, to provide such bank's rate (expressed as a percentage per annum) for loans in U.S. dollars to leading European banks for a one-month period as of approximately 11:00 a.m., New York City time on the applicable Determination Date for the then outstanding principal amount of the Loan. If at least two such rates are so provided, LIBOR shall be the arithmetic mean of such rates. LIBOR shall be determined by Lender or its agent.

          "LIBOR Business Day" shall mean any day other than a Saturday, Sunday
           ------------------
or any other day on which commercial banks in London, England or New York, New York are not open for business.

          "Licenses" shall have the meaning set forth in Section 4.1.22 hereof.
           --------

          "Lien" shall mean, with respect to each Individual Property, any
           ----
mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting Borrower, the related Individual Property, any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

          "Loan" shall mean the loan made by Lender to Borrower pursuant to this
           ----
Agreement.

          "Loan Documents" shall mean, collectively, this Agreement, the Note,
           --------------
the Mortgages, the Assignments of Leases, each Environmental Indemnity, each Assignment of Management Agreement, if any, the Cash Management Agreement and all other documents executed and/or delivered in connection with the Loan.

          "Loan Fee" shall mean any origination or structuring fee payable by
           --------
Borrower to Lender as consideration for making the Loan to Borrower.

          "Loan Taxes" shall have the meaning set forth in Section 2.2.3(a)
           ----------
hereof.

          "Lockbox Account" shall mean the account, if any, specified in the
           ---------------
Cash Management Agreement for deposit of Rents and other receipts from the Properties.

          "Management Agreement" shall mean, with respect to any Individual
           --------------------
Property, any management agreement entered into by and between California Borrower or Texas Borrower, as the case may be, and the Manager, pursuant to which the Manager is to provide management and other services with respect to such Individual Property.

          "Manager" shall mean the manager under a Management Agreement, if any.
           -------

          "Master Leases" shall mean, collectively, the Exodus 4650 Ironsides
           -------------
Lease, the Exodus 4700 Ironsides Lease, the Exodus Austin Lease and the Exodus Data Center #4/5 Lease.

          "Maturity Date" shall mean the Initial Maturity Date or, upon the
           -------------
exercise by Borrower of the option set forth in Section 2.2.5(c), the Extended Maturity Date, or such other date on which the final payment of principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.

          "Maximum Legal Rate" shall mean the maximum nonusurious interest rate,
           ------------------
if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

          "Monthly Debt Service Payment Amount" shall mean the applicable
           -----------------------------------
monthly installment of principal and interest payable under the Loan Documents in an amount equal to (i) interest at the Applicable Interest Rate on each Component computed in accordance with Section 2.2.2 hereof and (ii) principal sufficient to fully amortize the Loan over the balance of the period beginning on the first Payment Date following the Closing Date and ending on the twentieth
(20th) anniversary thereof.

          "Mortgage" shall mean, with respect to each Individual Property, that
           --------
certain first priority Deed of Trust, Assignment of Leases and Rents and Security Agreement executed and delivered by California Borrower or Texas Borrower, as the case may be, as security for the Loan and encumbering such Individual Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "Net Cash Flow" for any period shall mean the amount obtained by
           -------------
subtracting Operating Expenses and Capital Expenditures for such period from Gross Income from Operations for such period.

          "Net Cash Flow After Debt Service" for any period shall mean the
           --------------------------------
amount obtained by subtracting Debt Service for such period from Net Cash Flow for such period.

          "Net Cash Flow Schedule" shall have the meaning set forth in Section
           ----------------------
5.1.11(b) hereof.

          "Net Operating Income" means the amount obtained by subtracting
           --------------------
Operating Expenses from Gross Income from Operations.

          "Net Proceeds" shall have the meaning set forth in Section 6.4(b)
           ------------
hereof.

          "Net Proceeds Deficiency" shall have the meaning set forth in Section
           -----------------------
6.4(b)(vi) hereof.

          "Note" shall mean that certain note of even date herewith in the
           ----
principal amount of One Hundred Five Million and No/100 Dollars ($105,000,000), made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "Officers' Certificate" shall mean a certificate delivered to Lender
           ---------------------
by California Borrower or Texas Borrower, as the case may be, which is signed by an authorized senior officer of the general partner of Texas Borrower or the managing member of California Borrower, as the case may be.

          "Operating Expenses" shall mean the total of all expenditures,
           ------------------
computed in accordance with GAAP, of whatever kind relating to the operation, maintenance and management of the Properties that are incurred on a regular monthly or other periodic basis, including, without limitation, utilities, ordinary repairs and maintenance, insurance, license fees, property taxes and assessments, advertising expenses, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Lender, and other similar costs, but excluding depreciation, Debt Service, Capital Expenditures and contributions to the Reserve Funds.

          "Other Charges" shall mean all ground rents, maintenance charges,
           -------------
impositions other than Taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining any Individual Property, now or hereafter levied or assessed or imposed against such Individual Property or any part thereof.

          "Outside Closing Date" shall mean the date which is thirty (30) days
           --------------------
after the date hereof.

          "Partial Release Date" shall have the meaning set forth in Section
           --------------------
2.4.

          "Payment Date" shall mean the tenth (10th) day of each calendar month
           ------------
during the term of the Loan or, if such day is not a Business Day, the immediately succeeding Business Day.

          "Permitted Encumbrances" shall mean, with respect to an Individual
           ----------------------
Property, collectively, (a) the Liens and security interests created by the Loan Documents, (b) all Liens, encumbrances and other matters disclosed in the Title Insurance Policies relating to such Individual Property, (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent, and (d) such other title and survey exceptions as Lender has approved or may approve in writing in Lender's sole discretion, which Permitted Encumbrances in the aggregate do not materially adversely affect the value or use of such Individual Property or Borrower's ability to repay the Loan.

          "Permitted Investments" shall mean any one or more of the following
           ---------------------
obligations or securities acquired at a purchase price of not greater than par, including those issued by Servicer, the trustee under any Securitization or any of their respective Affiliates, (provided, however, that in no event shall Borrower direct Agent, in accordance with the Cash Management Agreement, to make a Permitted Investment if the maturity date of the Permitted Investment is later than the date on which the invested sums are required for the payment of an obligation for which the Account was created) and meeting one of the appropriate standards set forth below:

          (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must
        --------  -------
(A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

          (ii)  Federal Housing Administration debentures;

          (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause
              --------  -------
must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

          (iv) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the
                                             --------  -------
investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

          (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described
                             --------  -------
in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

          (vi) debt obligations with maturities of not more than 365 days and at all times rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest long-term unsecured rating category; provided, however, that the investments
                                --------  -------
described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

          (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a
--------  -------
predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

            (viii) units of taxable money market funds or mutual funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, which funds have the highest rating available from each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) for money market funds or mutual funds; and

            (ix) any other security, obligation or investment which has been approved as a Permitted Investment in writing by (a) Lender and (b) each Rating Agency, as evidenced by a written confirmation that the designation of such security, obligation or investment as a Permitted Investment will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities by such Rating Agency;

provided, however, that no obligation or security shall be a Permitted
--------  -------
Investment if (A) such obligation or security evidences a right to receive only interest payments or (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

          "Permitted Owner" shall mean a Person who satisfies (i) or (ii) or
           ---------------
(iii) below:

          (i)  a Qualified Transferee;

          (ii) any Person, prior to a Securitization, approved by Lender (such approval not to be unreasonably withheld) or, regarding which, after a Securitization, Lender has received confirmation from the Rating Agencies that such transfer shall not result in a downgrade, qualification or withdrawal of the then-current ratings assigned to the Securities; or

          (iii)  Sponsor.

          "Permitted Prepayment Date" *.
           -------------------------

          "Person" shall mean any individual, corporation, partnership, joint
           ------
venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

          "Personal Property" shall have the respective meanings set forth in
           -----------------
the granting clause of each Mortgage.

          "Physical Conditions Report" shall mean, with respect to each
           --------------------------
Individual Property, a report prepared by a company satisfactory to Lender regarding the physical condition of such Individual Property, satisfactory in form and substance to Lender in its sole discretion, which report shall, among other things, (a) confirm that such Individual Property and its use complies, in all material respects, with all applicable Legal Requirements (including, without limitation, zoning, subdivision and building laws) and (b) include a copy of a final certificate of occupancy with respect to all Improvements on such Individual Property.

          "Policies" or "Policy" shall have the meaning specified in Section
           --------      ------
6.1(b) hereof.

          "Prepayment Date" shall have the meaning set forth in Section 2.3.1(a)
           ---------------
hereof.

          "Prepayment Fee" shall mean an amount equal to * percent (*%) of the
           --------------
amount of principal being prepaid, if such prepayment occurs prior to the Permitted Prepayment Date and thereafter there shall be no Prepayment Fee payable with respect to the Loan.

          "Properties" shall mean, collectively, each and every Individual
           ----------
Property which is subject to the terms of this Agreement.

          "Provided Information" shall have the meaning set forth in Section
           --------------------
9.1(a) hereof.

          "Qualified Transferee" shall mean any one of the following Persons:
           --------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

          (i) a pension fund, pension trust or pension account that (a) has total real estate assets of at least $1 Billion and (b) is managed by a Person who controls at least $1 Billion of real estate equity assets; or

          (ii) a pension fund advisor who (a) immediately prior to such transfer, controls at least $1 Billion of real estate equity assets and (b) is acting on behalf of one or more pension funds that, in the aggregate, satisfy the requirements of clause (i) of this definition; or

          (iii) an insurance company which is subject to supervision by the insurance commissioner, or a similar official or agency, of a state or territory of the United States (including the District of Columbia) (a) with a net worth, as of a date no more than six
                (6) months prior to the date of the transfer of at least $500 Million and (b) who, immediately prior to such transfer, controls real estate equity assets of at least $1 Billion; or

          (iv) a corporation organized under the banking laws of the United States or any state or territory of the United States (including the District of Columbia) (a) with a combined capital and surplus of at least $500 Million and (b) who, immediately prior to such transfer, controls real estate equity assets of at least $1 Billion; or

          (v) any Person (a) with a long-term unsecured debt rating from each of the Rating Agencies (provided such Person is rated by such Rating Agencies) of at least investment grade (provided, however, such Person shall be rated by the Rating Agencies that have rated the Securities) and (b) who (i) owns or operates at least 500,000 square feet of gross leasable area of space comparable to the Properties, (ii) has a net worth, as of a date no more than six (6) months prior to the date of such transfer, of at least $500 Million and (iii) immediately prior to such transfer, controls real estate equity assets of at least $1 Billion.

          "Rating Agencies" shall mean each of Standard & Poor's Ratings Group,
           ---------------
a division of McGraw-Hill, Inc. ("S&P"), Moody's Investors Service, Inc.
                                  ---
("Moody's") and Fitch IBCA, Inc. ("Fitch"), or any other nationally-recognized
---------                          -----
statistical rating agency which has been approved by Lender.

          "Rating Surveillance Charge" shall have the meaning set forth in
           --------------------------
Section 9.3 hereof.

          "Registration Statement" shall have the meaning set forth in Section
           ----------------------
9.2(b) hereof.

          "Release Amount" shall mean for an Individual Property the amount
           --------------
determined by Lender in its sole discretion upon receipt of a satisfactory appraisal with respect to such Individual Property, but in no event shall such Release Amount exceed one hundred twenty-five percent (125%) of the portion of the Loan which is allocated to such Individual Property.

          "REMIC Trust" shall mean a "real estate mortgage investment conduit"
           -----------
within the meaning of Section 860D of the Code that holds the Note.

          "Rents" shall mean, with respect to each Individual Property, all
           -----
rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of California Borrower or Texas Borrower, as the case may be, or their agents or employees from any and all sources arising from or attributable to the Individual Property, and proceeds, if any, from business interruption or other loss of income insurance.

          "Replacement Interest Rate Cap Agreement" means an interest rate cap
           ---------------------------------------
agreement from an Acceptable Counterparty with terms identical to the Interest Rate Cap Agreement except that the same shall be effective in connection with replacement of the Interest Rate Cap Agreement following a downgrade, withdrawal or qualification of the long-term unsecured debt rating of the Counterparty; provided that to the extent any such interest rate cap agreement does not meet the foregoing requirements, a "Replacement Interest Rate Cap Agreement" shall be such interest rate cap agreement approved in writing by each of the Rating Agencies with respect thereto.

          "Replacement Reserve Account" shall have the meaning set forth in
           ---------------------------
Section 7.3.1.

          "Replacement Reserve Fund" shall have the meaning set forth in Section
           ------------------------
7.3.1 hereof.

          "Replacement Reserve Monthly Deposit" shall have the meaning set forth
           -----------------------------------
in Section 7.3.1 hereof.

          "Replacements" shall have the meaning set forth in Section 7.3.1(a)
           ------------
hereof.

          "Reserve Funds" shall mean the Tax and Insurance Escrow Fund, the
           -------------
Replacement Reserve Fund or any other escrow fund established by the Loan Documents.

          "Restoration" shall have the meaning set forth in Section 6.2 hereof.
           -----------

          "Second Extended Maturity Date" shall have the meaning set forth in
           -----------------------------
Section 2.2.5(c).

          "Securities" shall have the meaning set forth in Section 9.1 hereof.
           ----------

          "Securities Act" shall have the meaning set forth in Section 9.2(a)
           --------------
hereof.

          "Securitization" shall have the meaning set forth in Section 9.1
           --------------
hereof.

          "Servicer" shall have the meaning set forth in Section 9.6 hereof.
           --------

          "Servicing Agreement" shall have the meaning set forth in Section 9.6
           -------------------
hereof.

          "Severed Loan Documents" shall have the meaning set forth in Section
           ----------------------
8.2(c) hereof.

          "SPC Party" shall have the meaning set forth in Section 4.1.30(o)
           ---------
hereof.

          "Sponsor" shall mean Exodus Communications, Inc. or any successor
           -------
approved by Lender.

          "Spread" shall mean (a) *% with respect to Component A, (b) *%
           ------
with respect to Component B, (c) *% with respect to Component C, and (d) *% with respect to Component D.

          "State" shall mean, with respect to an Individual Property, the State
           -----
or Commonwealth in which such Individual Property or any part thereof is located.

          "Strike Price" shall mean *%.
           ------------

          "Subsequent Advance Closing Date" shall mean the date of the funding
           -------------------------------
of any subsequent advance of a portion of the proceeds of the Loan pursuant to
Section 2.1.5(b).

          "Subsequent Advance Request" shall have the meaning set forth in
           --------------------------
Section 2.1.5(b).

          "Subsidiary" of any Person means any corporation, partnership, joint
           ----------
venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

          "Substitute Rate" shall have the meaning set forth in Section 2.2.3(c)
           ---------------
hereof

          "Substitute Spread" shall have the meaning set forth in Section
           -----------------
2.2.3(c) hereof.

          "Survey" shall mean a survey of the Individual Property in question
           ------
prepared by a surveyor licensed in the State and satisfactory to Lender and the company or companies issuing the Title Insurance Policies, and containing a certification of such surveyor satisfactory to Lender.

          "Tax and Insurance Escrow Fund" shall have the meaning set forth in
           -----------------------------
Section 7.2.1 hereof.

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

          "Taxes" shall mean all real estate and personal property taxes,
           -----
assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against any Individual Property or part thereof.

          "Telerate Page 3750" means the display designated as "Page 3750" on
           ------------------
the Dow Jones Telerate Service (or such other page as may replace Page 3750 in that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

          "Texas Borrower" shall mean Exodus Communications Real Property I, LP,
           ---------------
a Texas limited partnership, together with its successors and assigns.

          "Title Insurance Policies" shall mean, with respect to each Individual
           ------------------------
Property, an ALTA mortgagee title insurance policy in the form (acceptable to Lender) (or, if an Individual Property is in a State which does not permit the issuance of such ALTA policy, such form as shall be permitted in such State and acceptable to Lender) issued with respect to such Individual Property and insuring the lien of the Mortgage encumbering such Individual Property.

          "UCC" or "Uniform Commercial Code" shall mean the Uniform Commercial
           ---      -----------------------
Code as in effect in the State.

          "Underwriter Group" shall have the meaning set forth in Section 9.2(b)
           -----------------
hereof.

          Section 1.2  Principles of Construction.
                       --------------------------

          All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. All uses of the word "including" shall mean "including, without limitation" unless the context shall indicate otherwise. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

          II.  GENERAL TERMS
               -------------

          Section 2.1  Loan Commitment; Disbursement to Borrower.
                       -----------------------------------------

          2.1.1 The Loan. Subject to and upon the terms and conditions set forth
                --------
herein, Lender hereby agrees to make and Borrower hereby agrees to accept the Loan on the Closing Date.

          2.1.2  Disbursement to Borrower. Borrower may request and receive only
                 ------------------------
one borrowing hereunder in respect of the Loan, which borrowing may be advanced in any number of disbursements in accordance with the terms hereof, and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed. Borrower shall, on the Closing Date, receive the Initial Advance with respect to the Properties located at 2401 Walsh Avenue, Santa Clara, California, 2403 Walsh Avenue, Santa Clara, California and 1418 Park Center Drive,

Austin, Texas, subject to the direction given by Borrower as to the application of the proceeds of the Loan to pay certain closing costs and to fund the Tax and Insurance Escrow Fund and any other reserve or escrow fund required hereunder, all in accordance with the provisions of this Agreement. Borrower shall, on any Subsequent Advance Closing Date, receive the related Subsequent Advance with respect to the Properties located at 4650 Ironsides Drive, Santa Clara, California and 4700 Ironsides Drive, Santa Clara, California, subject to the direction given by Borrower as to the application of the proceeds of the Loan to pay certain closing costs and to fund the Tax and Insurance Escrow Fund and any other reserve or escrow fund required hereunder.

          2.1.3  The Note, Mortgages and Loan Documents.  The Loan shall be
                 --------------------------------------
evidenced by the Note and secured by each Mortgage, each Assignment of Leases and the other Loan Documents.

          2.1.4  Use of Proceeds. Borrower shall use the proceeds of the Loan to
                 ---------------
(a) acquire the Properties, (b) pay all past-due Basic Carrying Costs, if any, in respect of the Properties, (c) make deposits into the Reserve Funds on the Closing Date in the amounts provided herein, (d) pay costs and expenses incurred in connection with the closing of the Loan, as approved by Lender, (e) fund any working capital requirements of the Properties, and (f) distribute the balance, if any, to Borrower.

          2.1.5  Advances.
                 --------

          (a) On the Closing Date, Lender shall make, and Borrower shall accept, the Initial Advance subject to and upon the conditions and terms contained herein including, without limitation, the conditions contained in
Section 3.1. hereof.
------------

          (b) In addition to the Initial Advance, Borrower may request and receive not more than one (1) subsequent advance of a portion of the proceeds of the Loan not previously advanced (the "Subsequent Advance"); provided, however,
                                       ------------------
that Borrower shall have satisfied each of the conditions contained in Section
                                                                       -------
3.2. Lender shall not be obligated to make a Subsequent Advance after the
---
Outside Closing Date. Borrower may submit to Lender, at any time after the Closing Date and not later than ten (10) days prior to the Outside Closing Date, a written request for the Subsequent Advance in form and substance acceptable to Lender (the "Subsequent Advance Request"). The Subsequent Advance Request shall,
             --------------------------
among other things, (i) request an advance of Loan proceeds in an amount no less than Five Hundred Thousand Dollars ($500,000), and (ii) set forth the proposed Subsequent Advance Closing Date with respect to the Subsequent Advance requested, which Subsequent Advance Closing Date shall be a Payment Date occurring no less than ten (10) days subsequent to the later of (x) the date on which the Subsequent Advance Request is received by Lender or (y) the date on which the Borrower has satisfied all of the conditions contained in Section 3.2.
                                                                    -----------

          Section 2.2    Interest; Loan Payments; Late Payment Charge.
                         --------------------------------------------

          2.2.1 Interest Generally. Interest on the outstanding principal
                ------------------
balance of the Loan shall accrue from the Closing Date to but excluding the Maturity Date at the Applicable

Interest Rate for each such Component as applied to the outstanding principal balance of such Component.

          2.2.2   Interest Calculation.  Interest on the outstanding principal
                  --------------------
balance of the Loan shall be calculated by multiplying (a) the actual number of days elapsed in the period for which the calculation is being made by (b) a daily rate based on a three hundred sixty (360) day year by (c) the outstanding principal balance.

          2.2.3   Loan Taxes; Substitute Interest Rate.
                  ------------------------------------

          (a) All payments made by Borrower hereunder shall be made free and clear of, and without reduction for or on account of, income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions, reserves or withholdings imposed, levied, collected, withheld or assessed by any Governmental Authority, which are imposed, enacted or become effective after the date hereof (such non-excluded taxes being referred to collectively as "Loan
                                                                        ----
Taxes"), excluding income and franchise taxes and taxes of a similar nature
-----
based, imposed on or measured by Lender's net income by the United States of America or any political subdivision or taxing authority thereof or therein (including Puerto Rico and the U.S. Virgin Islands) or by any other jurisdiction or Governmental Authority. If any Loan Taxes are required to be withheld from any amounts payable to Lender hereunder, the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all Loan Taxes) interest or any such other amounts payable hereunder at the rate or in the amounts specified hereunder. Whenever any Loan Tax is payable pursuant to applicable law by Borrower, as promptly as possible thereafter, Borrower shall send to Lender an original official receipt, if available, or certified copy thereof showing payment of such Loan Tax. Borrower hereby indemnifies Lender for any incremental taxes, interest or penalties that may become payable by Lender which may result from any failure by Borrower to pay any such Loan Tax when due to the appropriate taxing authority or any failure by Borrower to remit to Lender the required receipts or other required documentary evidence.

          (b) In the event that any change in any requirement of law or in the interpretation or application thereof, or compliance by Lender with any request or directive (whether or not having the force of law) hereafter issued from any central bank or other Governmental Authority:

        (i) shall hereafter impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of Lender which is not otherwise included in the determination of LIBOR hereunder (but only to the extent that the same relate to LIBOR-based loans);

        (ii) shall hereafter have the effect of reducing the rate of return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by any amount deemed by Lender to be material; or

        (iii) shall hereafter impose on Lender any other condition on the making or origination of LIBOR-based loans and the result of any of the foregoing is to increase the cost to Lender of making, renewing or maintaining LIBOR-based real estate secured loans or extensions of credit or to reduce any amount receivable hereunder;

then, in any such case, Borrower shall promptly pay Lender, upon demand, any additional amounts necessary to compensate Lender for such additional cost or reduced amount receivable which Lender deems to be material as reasonably determined by Lender. If Lender becomes entitled to claim any additional amounts pursuant to this Section 2.2.3(b), Lender shall provide Borrower with not less than thirty (30) days written notice specifying in reasonable detail the event by reason of which it has become so entitled and the additional amount required to fully compensate Lender for such additional cost or reduced amount. A certificate as to any additional costs or amounts payable pursuant to the foregoing sentence submitted by Lender to Borrower shall be conclusive in the absence of manifest error. This provision shall survive payment of the Note and the satisfaction of all other obligations of Borrower under this Agreement and the Loan Documents.

          (c) In the event that Lender shall have determined on a non-discriminatory basis (which determination shall be conclusive and binding upon Borrower absent manifest error), that by reason of circumstances affecting the interbank eurodollar market, adequate and reasonable means do not exist for ascertaining LIBOR, then Lender shall, by notice to Borrower ("Lender's
                                                               --------
Notice"), which notice shall set forth in reasonable detail such circumstances,
------
reasonably establish the Applicable Interest Rate at Lender's then customary spread (the "Substitute Spread"), taking into account the size of the Loan and
             -----------------
the creditworthiness of Borrower, above a published index used for variable rate loans as reasonably determined by Lender (the "Substitute Rate"). If any change
                                               ---------------
in law, or any change in the interpretation of any existing law or future law or application thereof, shall hereafter make it unlawful for Lender to make or maintain the Loan at LIBOR plus the Spread applicable to each Component as contemplated hereunder, (i) the obligation of Lender hereunder to make the Loan at LIBOR plus the Spread applicable to each Component shall be cancelled forthwith and (ii) Lender may give Borrower a Lender's Notice, establishing the Applicable Interest Rate at the Substitute Rate plus the Substitute Spread as applied to each Component, in which case the Applicable Interest Rate shall be a rate equal to the Substitute Rate in effect from time to time plus the Substitute Spread applicable to each Component. If permitted by law, any change pursuant to this Section 2.2.3(c) shall not become effective until the expiration of the then current Interest Period.

          2.2.4  Intentionally Omitted.
                 ---------------------

          2.2.5  Payment Before Maturity Date; Payment on Maturity Date;
                 -------------------------------------------------------
Extension of Maturity Date.
--------------------------

          (a) Borrower shall make a payment to Lender of interest only on the date hereof for the initial Interest Period commencing on the date hereof and ending on the ninth day of the next succeeding calendar month. Borrower shall make a payment to Lender of interest and principal in an amount equal to the Monthly Debt Service Payment Amount on the Payment Date occurring on May 10, 2001 and on each Payment Date thereafter to and including the Maturity

Date, each such payment to be applied (a) first, the interest portion of the Monthly Debt Service Payment Amount to the payment of all accrued and unpaid interest at the Applicable Interest Rate with respect to Component A on the outstanding principal amount of Component A for such Interest Period; (b) second, the principal portion of the Monthly Debt Service Payment Amount to the payment of the outstanding principal amount of Component A until such principal amount is reduced to zero; (c ) third, the interest portion of the Monthly Debt Service Payment Amount to the payment of all accrued and unpaid interest at the Applicable Interest Rate with respect to Component B on the outstanding principal amount of Component B for such Interest Period; (d) fourth, the principal portion of the Monthly Debt Service Payment Amount to the payment of the outstanding principal amount of Component B until such principal amount is reduced to zero; (e) fifth, the interest portion of the Monthly Debt Service Payment Amount to the payment of all accrued and unpaid interest at the Applicable Interest Rate with respect to Component C on the outstanding principal amount of Component C for such Interest Period; (f) sixth, the principal portion of the Monthly Debt Service Payment Amount to the payment of the outstanding principal amount of Component C until such principal amount is reduced to zero; (g) seventh, the interest portion of the Monthly Debt Service Payment Amount to the payment of all accrued and unpaid interest at the Applicable Interest Rate with respect to Component D on the outstanding principal amount of Component D for such Interest Period; and (h) eighth, the principal portion of the Monthly Debt Service Payment Amount to the payment of the outstanding principal amount of Component D until such principal amount is reduced to zero. The Applicable Interest Rate shall be revised monthly on each Determination Date to become effective on the first day of the next Interest Period based on LIBOR as of the Determination Date. Each determination by Lender of LIBOR shall be conclusive and binding for all purposes absent manifest error.

          (b) Borrower shall pay to Lender on the Maturity Date the outstanding principal balance, all accrued and unpaid interest and all other amounts due hereunder and under the Note, each Mortgage and other the Loan Documents.

          (c) Borrower shall have two (2) one-year options to extend the Maturity Date of the Loan to April 10, 2005 (the "First Extended Maturity Date")
                                                  ----------------------------
and April 10, 2006 (the "Second Extended Maturity Date"; either of the First
                         -----------------------------
Extended Maturity Date or the Second Extended Maturity Date may hereafter be referred to as an "Extended Maturity Date") upon satisfaction of the following
                   ----------------------
terms and conditions:

          (i)  no Event of Default shall have occurred and be continuing;

          (ii) if an Interest Rate Cap Event is then in effect, Borrower shall obtain and deliver to Lender not later than one (1) Business Day prior to the first day of the term of the Loan as extended one or more Replacement Interest Rate Cap Agreements from an Acceptable Counterparty which Replacement Interest Rate Cap Agreement shall be effective commencing on the date of such extension and shall have a maturity date not earlier than the first anniversary thereof;

          (iii) Borrower shall notify Lender of its irrevocable election to extend the Maturity Date as aforesaid not later than thirty (30) days prior to the Initial Maturity Date or the First Extended Maturity Date, as the case may be;

          (iv) Borrower shall pay to Lender a non-refundable extension fee (the "Extension Fee") in an amount equal to * percent (*%) of the then
 -------------
outstanding principal amount of the Loan not later than one (1) Business Day prior to the first day of the term of the Loan as extended;

          (v) *; and


          (vi) with respect to extending the Loan to the Second Extended Maturity Date, Borrower shall have previously extended the Loan to the First Extended Maturity Date in accordance with this Section 2.2.5(c).
                                               ----------------

          2.2.6 Payments after Default. In the event that, and for so long as,
                ----------------------
any Event of Default shall have occurred and be continuing, (a) the outstanding principal balance of the Loan shall accrue interest at the Default Rate, calculated from the date the Default occurred which led to such an Event of Default without regard to any grace or cure periods contained herein other than the grace period with respect to payments of Debt Service set forth in Section 8.1(a)(i) and (b) notwithstanding anything to the contrary contained herein, payments of Net Cash Flow After Debt Service required to be made by Borrower pursuant to Section 7.3 hereof may be applied by Lender to the payment of the Debt in such order as Lender shall determine in its sole discretion, including, without limitation, alternating applications thereof between interest and principal. Interest at the Default Rate and Net Cash Flow After Debt Service shall both be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt (or that portion thereof that is then due). To the extent permitted by applicable law, interest at the Default Rate shall be added to the Debt, shall itself accrue interest at the weighted average of the Applicable Interest Rate with respect to each of the Components and be secured by the Mortgage. This paragraph shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default; the acceptance of any payment of Net Cash Flow After Debt Service shall not be deemed to cure or constitute a waiver of any Event of Default; and Lender retains its rights under the Note to accelerate and to continue to demand payment of the Debt upon the happening of any Event of Default, despite any payment of Net Cash Flow After Debt Service. If all or any part of the principal amount of the Loan is prepaid upon acceleration of the Loan following the occurrence of an Event of Default prior to the Permitted Prepayment Date, Borrower shall be required to pay Lender, in addition to all other amounts then payable hereunder, the Prepayment Fee calculated with respect to the amount of principal being repaid.

          2.2.7  Late Payment Charge.  If any principal, interest or any other
                 -------------------
sums due under the Loan Documents is not paid by Borrower on or before the date on which it is due, Borrower shall pay to Lender, upon demand, an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Mortgages and the other Loan Documents to the extent permitted by applicable law.

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

          2.2.8   Usury Savings.  This Agreement and the Note are subject to the
                  -------------
express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If, by the terms of this Agreement or the other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

          Section 2.3  Prepayments.
                       -----------

          2.3.1 Voluntary Prepayments. (a) Except as otherwise provided herein,
                ---------------------
Borrower shall not have the right to prepay the Loan prior to the Permitted Prepayment Date. Borrower shall have the right to prepay the outstanding principal balance of the Loan in whole or in part on any Payment Date on or after the Permitted Prepayment Date upon satisfaction of the following conditions:

          (i) Borrower shall provide prior written notice to Lender specifying the date (the "Prepayment Date") upon which the prepayment is to be made, which
               ---------------
notice shall be delivered to Lender not less than ten (10) Business Days prior to such payment; and

          (ii) if the Prepayment Date is not a Payment Date, Borrower shall pay to Lender, simultaneously with such prepayment, all interest on the principal balance of the Note then being prepaid which would have accrued through the end of the Interest Period then in effect.

          (b) Any prepayment pursuant to this Section 2.3.1 shall be applied (i) first, to the payment of all accrued and unpaid interest on Component A at the Applicable Interest Rate with respect to Component A through the end of the Interest Period then in effect; (ii) second, to the payment of all accrued and unpaid interest on Component B at the Applicable Interest Rate with respect to Component B through the end of the Interest Period then in effect; (iii) third, to the payment of all accrued and unpaid interest on Component C at the Applicable Interest Rate with respect to Component C through the end of the Interest Period then in effect; (iv) fourth, to the payment of all accrued and unpaid interest on Component D at the Applicable Interest Rate with respect to Component D through the end of the Interest Period then in effect; (v) fifth, to the payment of the outstanding principal amount of Component A until such principal amount is reduced to zero; (vi) sixth, to the payment of the outstanding principal amount of Component B until such principal amount is reduced to zero; (vii) seventh, to the payment of the outstanding principal amount of Component C until such principal amount is reduced to zero; and (viii) eighth, to the payment of the outstanding principal amount of Component D until such principal amount is reduced to zero.

Lender shall not be obligated to accept any prepayment unless it is accompanied by the Prepayment Fee, if any, due in connection therewith.

          2.3.2 Mandatory Prepayments. On the date on which Borrower actually
                ---------------------
receives any Net Proceeds, if Lender is not obligated to make such Net Proceeds available to Borrower for the restoration of the Property, Borrower or its nominee shall prepay the Note in an amount equal to one hundred percent (100%) of such Net Proceeds. No Prepayment Fee shall be due in connection with any prepayment made pursuant to this Section 2.3.2. Any partial prepayment under this Section shall be applied (a) first, to the payment of all accrued and unpaid interest on Component A at the Applicable Interest Rate with respect to Component A through the end of the Interest Period then in effect; (b) second, to the payment of all accrued and unpaid interest on Component B at the Applicable Interest Rate with respect to Component B through the end of the Interest Period then in effect; (c) third, to the payment of all accrued and unpaid interest on Component C at the Applicable Interest Rate with respect to Component C through the end of the Interest Period then in effect; (d) fourth, to the payment of all accrued and unpaid interest on Component D at the Applicable Interest Rate with respect to Component D through the end of the Interest Period then in effect; (e) fifth, to the payment of the outstanding principal amount of Component A until such principal amount is reduced to zero;
(f) sixth, to the payment of the outstanding principal amount of Component B until such principal amount is reduced to zero; (g) seventh, to the payment of the outstanding principal amount of Component C until such principal amount is reduced to zero; and (h) eighth, to the payment of the outstanding principal amount of Component D until such principal amount is reduced to zero. Any prepayment received by Lender pursuant to this Section 2.3.2 on the date other than a Payment Date shall be held by Lender as collateral security for the Loan in an interest bearing account, with such interest accruing to the benefit of Borrower, and shall be applied by Lender on the next Payment Date.

          Section 2.4 Partial Release; Release on Payment in Full. (a) Borrower
                      -------------------------------------------
shall have the right, on any Payment Date from and after the Permitted Prepayment Date, to obtain (A) the release of an Individual Property from the Lien of the Mortgage thereon (and related Loan Documents) and (B) the release of Borrower's obligations under the Loan Documents with respect to such Individual Property (other than those expressly stated to survive), upon satisfaction of each of the following conditions:

          (i) Borrower shall provide Lender with written notice thirty (30) days prior to the date (the "Partial Release Date") on which the proposed release is to occur;

          (ii) No Event of Default shall have occurred and be continuing on the Partial Release Date.

          (iii) Borrower shall have (A) prepaid the Loan in the amount of the Release Amount for such Individual Property to be released and (B) paid to Lender all interest accrued and unpaid with respect to the Loan and any other amounts then due and owing to Lender pursuant to this Agreement or the other Loan Documents up to and including the Partial Release Date;

          (iv) All payments of principal of, and interest on, the Loan theretofore, if any, or at such time required to be paid shall have been paid and all other amounts theretofore or at such time required to be paid under the Loan Documents shall have been received by Lender (including, without limitation, all reasonable out-of-pocket costs and expenses incurred by Lender in connection with such release);

          (v) Borrower shall submit to Lender, not less than twenty (20) days prior to the date of such release, a release of Lien (and related Loan Documents) for such Individual Property to be released for execution by Lender. Such release shall be in a form appropriate for each jurisdiction in which the Individual Property to be released is located and reasonably satisfactory to Lender. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate of the applicable Borrower certifying that such documentation (A) is in compliance in all material respects with all Legal Requirements, (B) will effect such release in accordance with the terms of this Agreement, and (C) will not impair or otherwise adversely affect the Liens, security interests and other rights of Lender under the Loan Documents in, to and under any other Property not being released;

          (vi) Borrower shall have delivered an Officer's Certificate to Lender
(A) at least twenty (20) days prior to the date such Individual Property is to be released from the Lien of the Mortgage thereon (and related Loan Documents) and (B) on the date of such release, certifying in each case that the conditions in this Section have been satisfied (or will be satisfied on the date of such release), with detailed calculations indicating the derivation of the amounts then payable in connection with such release; and

          (vii) Immediately after giving effect to the release, the Debt Service Coverage Ratio with respect to the remaining Properties shall be no less than the greater of (A) the Debt Service Coverage Ratio as of the date hereof or (b) the Debt Service Coverage Ratio immediately preceding the release.

          (b) Lender shall, upon the written request and at the expense of Borrower, upon payment in full of all principal and interest on the Loan and all other amounts due and payable under the Loan Documents in accordance with the terms and provisions of the Note and this Loan Agreement, release the Lien of the Mortgage on each Individual Property not theretofore released.

          Section 2.5 Interest Rate Cap Agreement. (a) Within ten (10) Business
                      ---------------------------
Days after notice from Lender that an Interest Rate Cap Event has occurred, Borrower shall obtain, and shall thereafter maintain in effect, an interest rate cap agreement (the "Interest Rate Cap Agreement"), which shall be coterminous
                    ---------------------------
with the Loan and have a notional amount which shall not at any time be less than the outstanding principal balance of the Loan and which shall at all times have a strike rate equal to the Strike Price. The notional amount of the Interest Rate Cap Agreement may be reduced from time to time in amounts equal to any prepayment of the principal of the Loan in accordance with Section 2.3 hereof.

          (b) Borrower shall collaterally assign to Lender pursuant to a Collateral Assignment of Interest Rate Cap Agreement substantially in the form annexed hereto as Schedule IV, all of its right, title and interest to receive
                  -----------
any and all payments under the Interest Rate Cap Agreement (and any related guarantee, if any) and shall deliver to Lender an executed counterpart of such Interest Rate Cap Agreement and notify the Counterparty of such collateral assignment (either in such Interest Rate Cap Agreement or by separate instrument). At such time as the Loan is repaid in full, all of Lender's right, title and interest in the Interest Rate Cap Agreement shall terminate and Lender shall promptly execute and deliver at Borrower's sole cost and expense, such documents as may be required to evidence Lender's release of the Interest Rate Cap Agreement and to notify the Counterparty of such release.

          (c) Borrower shall comply with all of its obligations under the terms and provisions of the Interest Rate Cap Agreement. All amounts paid by the Counterparty under the Interest Rate Cap Agreement to Borrower or Lender shall be deposited immediately into the Lockbox Account or if the Lockbox Account is not then required to be in effect, into such account as specified by Lender. Borrower shall take all actions reasonably requested by Lender to enforce Lender's rights under the Interest Rate Cap Agreement in the event of a default by the Counterparty and shall not waive, amend or otherwise modify any of its rights thereunder.

          (d) In the event of any downgrade, withdrawal or qualification of the rating of the Counterparty below "AAA" by S&P or "Aaa" by Moody's, Borrower shall replace the Interest Rate Cap Agreement with a Replacement Interest Rate Cap Agreement not later than ten (10) Business Days following receipt of notice from Lender or Servicer of such downgrade, withdrawal or qualification.

          (e) In the event that Borrower fails to purchase and deliver to Lender the Interest Rate Cap Agreement or any replacement Interest Rate Cap Agreement as and when required hereunder, Lender may purchase such Interest Rate Cap Agreement and the cost incurred by Lender in purchasing such Interest Rate Cap Agreement shall be paid by Borrower to Lender with interest thereon at the Default Rate from the date such cost was incurred by Lender until such cost is paid by Borrower to Lender.

          (f) In connection with an Interest Rate Cap Agreement, Borrower shall obtain and deliver to Lender an opinion of counsel from counsel (which counsel may be in-house counsel for the Counterparty) for the Counterparty (upon which Lender and its successors and assigns may rely) which shall provide, in relevant part, that:

          (1) the Counterparty is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and has the organizational power and authority to execute and deliver, and to perform its obligations under, the Interest Rate Cap Agreement;

          (2) the execution and delivery of the Interest Rate Cap Agreement by the Counterparty, and any other agreement which the Counterparty has executed and delivered pursuant thereto, and the performance of its obligations thereunder have been and remain duly authorized by all necessary action and do not contravene any provision of its certificate of incorporation or by-laws (or equivalent organizational documents) or any law, regulation or contractual restriction binding on or affecting it or its property;

          (3) all consents, authorizations and approvals required for the execution and delivery by the Counterparty of the Interest Rate Cap Agreement, and any other agreement which the Counterparty has executed and delivered pursuant thereto, and the performance of its obligations thereunder have been obtained and remain in full force and effect, all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with any governmental authority or regulatory body is required for such execution, delivery or performance; and

          (4) the Interest Rate Cap Agreement, and any other agreement which the Counterparty has executed and delivered pursuant thereto, has been duly executed and delivered by the Counterparty and constitutes the legal, valid and binding obligation of the Counterparty, enforceable against the Counterparty in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and such other qualifications as are customary in enforceability opinions.

          Section 2.6  Manner of Making Payments; Cash Management.
                       ------------------------------------------

          2.6.1 Deposits into Lockbox Account. Borrower shall cause all Rents
                -----------------------------
from the Properties to be deposited into the Lockbox Account in accordance with the Cash Management Agreement. Without limitation of the foregoing, Borrower shall, and shall cause Manager to, (a) deliver irrevocable written instructions to all Tenants under Leases to deliver all Rents payable thereunder directly to the Lockbox Account, and (b) deposit all amounts received by Borrower or Manager constituting Rents or other revenue of any kind from the Properties into the Lockbox Account within one (1) Business Day of receipt thereof. Disbursements from the Lockbox Account will be made in accordance with the terms and conditions of this Agreement and the Cash Management Agreement. Lender shall have sole dominion and control over the Lockbox Account and, except as set forth in the Cash Management Agreement, Borrower shall have no rights to make withdrawals therefrom.

          2.6.2 Making of Payments. Each payment by Borrower hereunder or under
                ------------------
the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 2:00 p.m., New York City time, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrower. Whenever any payment hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day preceding such scheduled due date.

          2.6.3  Payments Received in the Lockbox Account.  Notwithstanding
                 ----------------------------------------
anything to the contrary contained in this Agreement or the other Loan Documents, and provided no Event of Default has occurred and is continuing, Borrower's obligations with respect to the monthly payment of principal and interest and amounts due for the Reserve Funds shall be deemed satisfied to the extent sufficient amounts are deposited in the Lockbox Account to satisfy such obligations on the dates each such payment is required, regardless of whether any of such amounts are so applied by Lender.

          2.6.4  No Deductions, etc.  All payments made by Borrower hereunder or
                 ------------------
under the Note or the other Loan Documents shall be made irrespective of, and without any deduction for, any setoff, defense or counterclaims.

          III.  CONDITIONS PRECEDENT
                --------------------

          Section 3.1  Conditions Precedent to Closing.
                       -------------------------------

          The obligation of Lender to make the Initial Advance hereunder is subject to the fulfillment by Borrower or waiver by Lender of the following conditions precedent no later than the Closing Date:

          3.1.1  Representations and Warranties; Compliance with Conditions. The
                 ----------------------------------------------------------
representations and warranties of Borrower contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date, and no Default or an Event of Default shall have occurred and be continuing; and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed.

          3.1.2  Loan Agreement and Note.  Lender shall have received a copy of
                 -----------------------
this Agreement and the Note, in each case, duly executed and delivered on behalf of Borrower.

          3.1.3  Delivery of Loan Documents; Title Insurance; Reports; Leases.
                 ------------------------------------------------------------

          (a) Mortgages, Assignments of Leases. Lender shall have received from
              --------------------------------
Borrower fully executed and acknowledged counterparts of the Mortgages and the Assignments of Leases and evidence that counterparts of the Mortgages and Assignments of Leases have been delivered to the title company for recording, in the reasonable judgment of Lender, so as to effectively create upon such recording valid and enforceable Liens upon each Individual Property, of the requisite priority, in favor of Lender (or such other trustee as may be required or desired under local law), subject only to the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents. Lender shall have also received from Borrower fully executed counterparts of each Environmental Indemnity, Cash Management Agreement and each Assignment of Management Agreement, if any.

          (b) Title Insurance. Lender shall have received Title Insurance
              ---------------
Policies with respect to each of the Properties issued by a title company acceptable to Lender and dated as of the Closing Date, with reinsurance and direct access agreements acceptable to Lender. Such Title Insurance Policies shall (i) provide coverage in amounts satisfactory to Lender, (ii) insure Lender that the relevant Mortgage creates a valid lien on the Individual Property encumbered thereby of the requisite priority, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (iii) contain such endorsements and affirmative coverages as Lender may reasonably request, and (iv) name Lender as the insured. The Title Insurance Policies shall be assignable. Lender also shall have received evidence that all premiums in respect of the Title Insurance Policies have been paid.

          (c) Survey. Lender shall have received a current title survey for each
              ------
Individual Property, certified to the title company and Lender and their successors and assigns, in form and content satisfactory to Lender and prepared by a professional and properly licensed land surveyor satisfactory to Lender in accordance with the 1999 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys. Each survey shall meet the classification of an "Urban Survey" and the following additional items from the list of "Optional Survey Responsibilities and Specifications" (Table A) should be added to each survey:
2, 3, 4, 6, 8, 9, 10, 11 and 13. Each such survey shall reflect the same legal description contained in the Title Insurance Policies relating to such Individual Property referred to in clause (b) above and shall include, among other things, a metes and bounds description of the real property comprising part of such Individual Property reasonably satisfactory to Lender. The surveyor's seal shall be affixed to each survey and the surveyor shall provide a certification for each survey in form and substance acceptable to Lender.

          (d) Insurance. Lender shall have received valid certificates of
              ---------
insurance for the policies of insurance required hereunder, satisfactory to Lender in its sole discretion, and evidence of the payment of all premiums payable for the existing policy period.

          (e) Environmental Reports. Lender shall have received an environmental
              ---------------------
report in respect of each Individual Property satisfactory to Lender.

          (f) Zoning. With respect to each Individual Property, Lender shall
              ------
have received, at Lender's option, (i) letters or other evidence with respect to each Individual Property from the appropriate municipal authorities (or other Persons) concerning applicable zoning and building laws, (ii) an ALTA 3.1 zoning endorsement for the applicable Title Insurance Policy or (iii) a zoning opinion letter, in each case in substance reasonably satisfactory to Lender.

          (g) Encumbrances. Borrower shall have taken or caused to be taken such
              ------------
actions in such a manner so that Lender has a valid and perfected first Lien as of the Closing Date with respect to each Mortgage on the applicable Individual Property, subject only to applicable Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents, and Lender shall have received satisfactory evidence thereof.

          3.1.4 Related Documents. Each additional document not specifically
                -----------------
referenced herein, but relating to the transactions contemplated herein, shall have been duly authorized, executed and delivered by all parties thereto and Lender shall have received and approved certified copies thereof.

          3.1.5  Delivery of Organizational Documents.  On or before the Closing
                 ------------------------------------
Date, Borrower shall deliver or cause to be delivered to Lender copies certified by Borrower of all organizational documentation related to Borrower and/or the formation, structure, existence, good standing and/or qualification to do business, as Lender may request in its sole discretion, including, without limitation, good standing certificates, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the entering into of the Loan and incumbency certificates as may be requested by Lender.

          3.1.6  Opinions of Borrower's Counsel.  Lender shall have received
                 ------------------------------
opinions of Borrower's counsel (a) with respect to non-consolidation, and (b) with respect to due execution, authority, enforceability of the Loan Documents and such other matters as Lender may require, all such opinions in form, scope and substance satisfactory to Lender and Lender's counsel in their sole discretion.

          3.1.7  Budgets.  Borrower shall have delivered, and Lender shall have
                 -------
approved, the Annual Budget for the current Fiscal Year.

          3.1.8  Basic Carrying Costs.  Borrower shall have paid all Basic
                 --------------------
Carrying Costs relating to the Properties which are in arrears, including, without limitation, (a) accrued but unpaid Insurance Premiums relating to the Properties, (b) currently due Taxes (including any in arrears) relating to the Properties, and (c) currently due Other Charges relating to the Properties, which amounts shall be funded with proceeds of the Loan.

          3.1.9  Completion of Proceedings.  All corporate and other proceedings
                 -------------------------
taken or to be taken in connection with the transactions contemplated by this Agreement and other Loan Documents and all documents incidental thereto shall be satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

          3.1.10 Payments. All payments, deposits or escrows required to be made
                 --------
or established by Borrower under this Agreement, the Note and the other Loan Documents on or before the Closing Date shall have been paid.

          3.1.11  Loan Fee.  Lender shall have received payment of the Loan Fee
                  --------
from or on behalf of Borrower.

          3.1.12  Tenant Estoppels.  Lender shall have received executed tenant
                  ----------------
estoppel letters, which shall be in form and substance satisfactory to Lender, from Exodus Communications with respect to each of the Master Leases.

          3.1.13 Transaction Costs. Borrower shall have paid or reimbursed
                 -----------------
Lender for all title insurance premiums, recording and filing fees, costs of environmental reports, Physical Conditions Reports, appraisals and other reports, the fees and costs of Lender's counsel and all other third party out-of-pocket expenses incurred in connection with the origination of the Loan.

          3.1.14 Material Adverse Change. There shall have been no material
                 -----------------------
adverse change in the financial condition or business condition of Borrower or the Properties since the date of the most recent financial statements delivered to Lender. The income and expenses of the Properties, the occupancy leases thereof, and all other features of the transaction shall be as represented to Lender without material adverse change. Neither Borrower nor any of its constituent Persons shall be the subject of any bankruptcy, reorganization, or insolvency proceeding.

          3.1.15 Leases and Rent Roll. Lender shall have received copies of all
                 --------------------
tenant leases (including, without limitation, the Master Leases) and certified copies of the Master

Leases and any other tenant leases as requested by Lender. Lender shall have received a current certified rent roll of the Properties, reasonably satisfactory in form and substance to Lender.

          3.1.16  Subordination and Attornment.  Lender shall have received
                  ----------------------------
appropriate instruments acceptable to Lender subordinating all of the Leases affecting the Properties designated by Lender to the applicable Mortgage. Lender shall have received an agreement to attorn to Lender satisfactory to Lender from any tenant under a Lease that does not provide for such attornment by its terms.

          3.1.17  Tax Lot.  Lender shall have received evidence that each
                  -------
Individual Property constitutes one (1) or more separate tax lots, which evidence shall be reasonably satisfactory in form and substance to Lender.

          3.1.18  Physical Conditions Report.  Lender shall have received a
                  --------------------------
Physical Conditions Report with respect to each Individual Property, which reports shall be reasonably satisfactory in form and substance to Lender.

          3.1.19  Intentionally Omitted.
                  ---------------------

          3.1.20  Appraisal.  Lender shall have received an appraisal of each
                  ---------
Individual Property, which shall be satisfactory in form and substance to Lender.

          3.1.21 Financial Statements. Lender shall have received a balance
                 --------------------
sheet with respect to each Individual Property for the two most recent Fiscal Years and statements of income and statements of cash flows with respect to each Individual Property for the three most recent Fiscal Years, each in form and substance satisfactory to Lender.

          3.1.22  Further Documents.  Lender or its counsel shall have received
                  -----------------
such other and further approvals, opinions, documents and information as Lender or its counsel may have reasonably requested, including the Loan Documents in form and substance satisfactory to Lender and its counsel.

          Section 3.2    Conditions Precedent to Subsequent Advance.
                         ------------------------------------------

          The obligation of Lender to make the Subsequent Advance hereunder is subject to the fulfillment by Borrower or waiver by Lender of the following conditions precedent no later than the Subsequent Advance Closing Date with respect to such Subsequent Advance:

          3.2.1 Subsequent Advance Request. Lender shall have received a
                --------------------------
Subsequent Advance Request in accordance with Section 2.1.5(b).
                                              ----------------
          3.2.2  Representations and Warranties; Defaults.  The representations
                 ----------------------------------------
and warranties of Borrower contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Subsequent Advance Closing Date with respect to Borrower, the Properties and each Individual Property to be encumbered with a Mortgage in connection with such Subsequent Advance with the same effect as if made on and as of such date, no Default or Event of Default shall have occurred and be continuing and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each Loan Document on Borrower's part to be observed or performed. Lender shall have received an Officer's Certificate confirming the foregoing and any other representations and warranties with respect to Borrower, the Properties, any Individual Property to be encumbered with a Mortgage in connection with such Subsequent Advance or the Loan as Lender may require, such certificate to be in form and substance satisfactory to Lender.

          3.2.3 Additional Loan Documents. Borrower shall have acquired title to
                -------------------------
any Individual Property to be added as security for the Loan in connection with such Subsequent Advance and Borrower shall have executed, acknowledged and delivered to Lender (i) a Mortgage, an Assignment of Leases and one or more UCC-1 Financing Statements with respect to each such Individual Property and evidence that counterparts of such Mortgage, Assignment of Leases and UCC-1 Financing Statements have been delivered to the title company for recording or filing, as applicable, so as to effectively create upon such recording valid and enforceable Liens upon such Individual Property, of the requisite priority, in favor of Lender (or such other trustee as may be desired under local law), subject only to the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents and (ii) any other additional document that Lender may reasonably require with respect to the addition of each Individual Property as security for the Loan in connection with such Subsequent Advance.

          3.2.4  Title Insurance.  Lender shall have received (i) (A) any
                 ---------------
endorsement to, or other modifications of, each Title Insurance Policy insuring the Lien of an existing Mortgage delivered in connection with any prior advance of the proceeds of the Loan as Lender determines is necessary or advisable to ensure the continued priority of the Lien of such existing Mortgage as amended or modified in connection with such Subsequent Advance and (B) any "tie-in" or similar endorsement to each such Title Insurance Policy available with respect to any Title Insurance Policy insuring the Lien of any Mortgage encumbering an Individual Property delivered to Lender in connection with such Subsequent Advance and (ii) a Title Insurance Policy (or a marked, signed and redated commitment to issue such Title Insurance Policy) insuring the Lien of any Mortgage encumbering an Individual Property delivered to Lender in connection with such Subsequent Advance, issued by a title company acceptable to Lender and dated as of the Subsequent Advance Closing Date, with reinsurance and direct access agreements acceptable to Lender. Such Title Insurance Policies shall (1) provide coverage in an amount equal to the amount of the Release Amount of the Individual Property securing the Subsequent Advance if the tie-in or similar endorsement described above is available, or, if such endorsement is not available, in an amount equal to one hundred twenty-five percent (125%) of the Release Amount of such Individual Property, (2) insure Lender that the relevant Mortgage creates a valid lien on such Individual Property encumbered thereby of the requisite priority, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (3) contain such endorsements and affirmative coverages as Lender may reasonably request, and (4) name Lender as the insured. Such Title Insurance Policies shall be assignable. Lender also shall have received evidence that all premiums in respect of such endorsements, modifications and Title Insurance Policies have been paid.

          3.2.5  Survey.  Lender shall have received a current title survey for
                 ------
each Individual Property to be encumbered by a Mortgage in connection with such Subsequent Advance, certified to the title company and Lender and their successors and assigns, in form and substance satisfactory to Lender and prepared by a professional and properly licensed land surveyor satisfactory to Lender in accordance with the 1992 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys. The Survey shall meet the classification of an "Urban Survey" and the following additional items from the list of "Optional Survey Responsibilities and Specifications" (Table A) shall be added to each survey: 2, 3, 4, 6, 8, 9, 10, 11 and 13. Such survey shall reflect the same legal description contained in the Title Insurance Policy relating to such Individual Property and shall include, among other things, a metes and bounds description of the real property comprising part of such Individual Property reasonably satisfactory to Lender. The surveyor's seal shall be affixed to each survey and the surveyor shall provide a certification for each survey in form and substance acceptable to Lender.

          3.2.6  Related Documents.  Each additional document not specifically
                 -----------------
referenced in this Section 3.2, but relating to the transactions contemplated
                   -----------
herein, shall have been duly authorized, executed and delivered by all parties thereto and Lender shall have received and approved certified copies thereof.

          3.2.7  Opinions of Borrower's Counsel.  Lender shall have received
                 ------------------------------
opinions of Borrower's counsel, which counsel shall be reasonably acceptable to Lender, with respect to due execution, authority, enforceability of any of the documents described in Section 3.2.3 above and such other matters as Lender may
                       -------------
reasonably require in connection with the Subsequent Advance, all such updates and opinions in form, scope and substance customary and satisfactory to Lender in its reasonable discretion and, if required in connection with a proposed sale or assignment by Lender of all or an portion of the Loan, shall address such matters as are reasonably customary in the secondary mortgage or commercial mortgage-backed securities market.

          3.2.8 Escrows. Borrower shall make such additional deposits to the Tax
                -------
and Insurance Escrow Fund and the Replacement Reserve Fund as required pursuant to the terms and provisions of this Agreement with respect to each Individual Property to be encumbered by a Mortgage in connection with such Subsequent Advance, which amounts may be funded from the proceeds of such Subsequent Advance.

          3.2.9  Completion of Proceedings.  All corporate and other proceedings
                 -------------------------
taken or to be taken in connection with such Subsequent Advance contemplated by this Agreement and other Loan Documents and all documents incidental thereto shall be satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

          3.2.10 Payments. All payments, deposits or escrows required to be made
                 --------
or established by Borrower under this Agreement, the Note and the other Loan Documents on or before the Subsequent Advance Closing Date with respect to such Subsequent Advance shall have been paid.

          3.2.11  Utility Services and Parking.  Lender shall have received
                  ----------------------------
evidence satisfactory to Lender that each Individual Property to be encumbered with a Mortgage in connection with such Subsequent Advance is served by all public utilities and contains adequate parking necessary or convenient for the full use and enjoyment of such Individual Property.

          3.2.12  Underlying Asset Documentation.  Lender shall have received a
                  ------------------------------
copy of each deed conveying each Individual Property to be encumbered with a Mortgage in connection with such Subsequent Advance to Borrower, each of which shall be satisfactory in form and substance to Lender in its sole discretion.

          3.2.13 Estoppel Certificates. Borrower shall have delivered to Lender
                 ---------------------
an estoppel certificate, which shall be in form and substance satisfactory to Lender, executed by Exodus Communications with respect to the Master Lease at each Individual Property to be encumbered with a Mortgage in connection with such Subsequent Advance.

          3.2.14 Subordination and Attornment.  Lender shall have received
                 ----------------------------
appropriate instruments acceptable to Lender subordinating all of the Leases affecting each Individual Property to be encumbered with a Mortgage in connection with such Subsequent Advance designated by Lender to the related Mortgage. Lender shall have received an agreement to attorn to Lender satisfactory to Lender from any tenant under a Lease that does not provide for such attornment by its terms.

          3.2.15  Tax Lot.  Lender shall have received evidence that each
                  -------
Individual Property to be encumbered with a Mortgage in connection with such Subsequent Advance constitutes a separate tax lot, which evidence shall be satisfactory in form and substance to Lender.

          3.2.16  Intentionally Omitted.
                  ---------------------

          3.2.17  Additional Documentation.  Lender shall have received any
                  ------------------------
additional reports, documentation, site inspections, title insurance, property, Casualty and liability insurance reviews, surveys and other due diligence items customarily requested by Lender in connection with the origination of mortgage loans comparable to the Loan and any other information that Lender may deem appropriate in order to comply with Lender's due diligence procedures with respect to such Subsequent Advance and each Individual Property to be encumbered with a Mortgage in connection with such Subsequent Advance.

          3.2.18  Material Adverse Change.  The income and expenses of the
                  -----------------------
Properties and each Individual Property to be encumbered with a Mortgage in connection with such Subsequent Advance, the financial statements of Borrower, the Leases and rent roll with respect to the Properties and each such Individual Property and all other features of the Loan and such Subsequent Advance shall be as represented to Lender and all documents and communications delivered to Lender in order to induce Lender to make the Loan or such Subsequent Advance shall be without material change and Lender shall have received an Officer's Certificate as to the foregoing. No portion of the Properties or Individual Property to be encumbered with a Mortgage in connection with such Subsequent Advance shall have been damaged and not repaired to Lender's satisfaction unless a reserve or other provision for repair of such damage satisfactory to Lender has been established or made. No portion of any Individual Property shall have been taken in condemnation or other similar proceeding. No condemnation or other similar proceeding shall be pending with respect to the Properties or the Individual Property to be encumbered with a Mortgage in connection with such Subsequent Advance. No structural change in the physical condition of any portion of the Properties or the Individual Property to be encumbered with a Mortgage in connection with such Subsequent Advance shall have occurred since the date of the related structural engineering report delivered to Lender. No Borrower, general or limited partners or members of Borrower, Affiliates of Borrower, or tenants under any Leases deemed by Lender to be material to the security for such Subsequent Advance or the Loan or guarantors of any such Leases shall be the subject of any bankruptcy, reorganization or insolvency proceeding. No Affiliate of Borrower shall be in default under any loan or financing provided to such Affiliate. No asbestos or other hazardous substances shall have been discovered at the Properties or the Individual Property to be encumbered with a Mortgage in connection with such Subsequent Advance other than as disclosed in the related Phase I environmental report delivered to Lender and, if applicable, Phase II environmental report delivered to Lender.

          IV.  REPRESENTATIONS AND WARRANTIES
               ------------------------------

          Section 4.1  Borrower Representations.
                       ------------------------

          Borrower represents and warrants as of the date hereof and as of the Closing Date that:

          4.1.1 Organization. Each of California Borrower and Texas Borrower has
                ------------
been duly organized and is validly existing and in good standing with requisite power and authority to own its respective properties and to transact the businesses in which it is now engaged. Each of California Borrower and Texas Borrower is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its respective properties, businesses and operations. Each of California Borrower and Texas Borrower possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its respective properties and to transact the businesses in which it is now engaged, and the sole business of California Borrower and Texas Borrower is the ownership, management and operation of its respective Properties.

          4.1.2   Proceedings.  Borrower has taken all necessary action to
                  -----------
authorize the execution, delivery and performance of this Agreement and the other Loan Documents. This Agreement and such other Loan Documents have been duly executed and delivered by or on behalf of Borrower and constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          4.1.3  No Conflicts.  The execution, delivery and performance of this
                 ------------
Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or instrument to which Borrower is a party or by which any of Borrower's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or any of Borrower's properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

          4.1.4 Litigation. There are no actions, suits or proceedings at law or
                ----------
in equity by or before any Governmental Authority or other agency now pending or threatened against or affecting Borrower or any Individual Property, which actions, suits or proceedings, if determined against Borrower or any Individual Property, might materially adversely affect the condition (financial or otherwise) or business of Borrower or the condition or ownership of any Individual Property.

          4.1.5  Agreements.  Borrower is not a party to any agreement or
                 ----------
instrument or subject to any restriction which might materially and adversely affect Borrower or any Individual Property, or Borrower's business, properties or assets, operations or condition, financial or otherwise. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower or any of the Properties are bound. Borrower has no material financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Borrower is a party or by which Borrower or the Properties are otherwise bound, other than (a) obligations incurred in the ordinary course of the operation of the Properties and (b) obligations under the Loan Documents.

          4.1.6  Title.  California Borrower has good, marketable and insurable
                 -----
fee simple title to the real property comprising part of each Individual Property located at 2401 and 2403 Walsh Avenue, Santa Clara, California and good title to the balance of such Individual Property, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. Texas Borrower has good, marketable and insurable fee simple title to the real property comprising part of the Individual Property located at 1418 Park Center Drive, Austin, Texas and good title to the balance of such Individual Property, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. Each Mortgage, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a valid, perfected lien on the applicable Individual Property, subject only to Permitted Encumbrances and the Liens created by the Loan Documents and (b) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. There are no claims for payment for work, labor or materials affecting the Properties which are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents.

          4.1.7   No Bankruptcy Filing.  Neither Borrower, Exodus Communications
                  --------------------
nor any of their constituent Persons are contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of Borrower's or Exodus Communications' assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it, Exodus Communications or such constituent Persons.

          4.1.8  Full and Accurate Disclosure.  No statement of fact made by
                 ----------------------------
Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no material fact presently known to Borrower which has not been disclosed to Lender which adversely affects, nor as far as Borrower can foresee, might adversely affect, any Individual Property or the business, operations or condition (financial or otherwise) of Borrower.

          4.1.9 No Plan Assets. Borrower is not an "employee benefit plan," as
                --------------
defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101. In addition, (a) Borrower is not a "governmental plan" within the meaning of Section 3(32) of ERISA and (b) transactions by or with Borrower are not subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans similar to the provisions of Section 406 of ERISA or Section 4975 of the Code currently in effect, which prohibit or otherwise restrict the transactions contemplated by this Loan Agreement.

          4.1.10  Compliance.  Borrower and the Properties and the use thereof
                  ----------
comply in all material respects with all applicable Legal Requirements, including, without limitation, building and zoning ordinances and codes. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority. There has not been committed by Borrower or, to the best of Borrower's knowledge, any other Person in occupancy of or involved with the operation or use of the Properties any act or omission affording the federal government or any other Governmental Authority the right of forfeiture as against any Individual Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents.

          4.1.11  Financial Information.  All financial data, including, without
                  ---------------------
limitation, the statements of cash flow and income and operating expense, that have been delivered to Lender in respect of the Properties (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of the Properties as of the date of such reports, and (iii) to the extent prepared or audited by an independent certified public accounting firm, have been prepared in accordance with GAAP throughout the periods covered, except as disclosed therein. Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a materially adverse effect on any Individual Property or the operation thereof, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower from that set forth in said financial statements.

          4.1.12  Condemnation.  No Condemnation or other proceeding has been
                  ------------
commenced or, to Borrower's best knowledge, is contemplated with respect to all or any portion of any Individual Property or for the relocation of roadways providing access to any Individual Property.

          4.1.13 Federal Reserve Regulations. No part of the proceeds of the
                 ---------------------------
Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

          4.1.14 Utilities and Public Access. Each Individual Property has
                 ---------------------------
rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service such Individual Property for its respective intended uses. All public utilities necessary or convenient to the full use and enjoyment of each Individual Property are located either in the public right-of-way abutting such Individual Property (which are connected so as to serve such Individual Property without passing over other property) or in recorded easements serving such Individual Property and such easements are set forth in and insured by the Title Insurance Policies. All roads necessary for the use of each Individual Property for its current purposes have been completed and dedicated to public use and accepted by all Governmental Authorities.

          4.1.15  Not a Foreign Person.  Neither California Borrower nor Texas
                  --------------------
Borrower is a "foreign person" within the meaning of (S)1445(f)(3) of the Code.

          4.1.16 Separate Lots. Each Individual Property is comprised of one (1)
                 -------------
or more parcels which constitute a separate tax lot or lots and does not constitute a portion of any other tax lot not a part of such Individual Property.

          4.1.17 Assessments. There are no pending or, to the best of Borrower's
                 -----------
knowledge, proposed special or other assessments for public improvements or otherwise affecting any Individual Property, nor are there any contemplated improvements to any Individual Property that may result in such special or other assessments.

          4.1.18 Enforceability. The Loan Documents are not subject to any right
                 --------------
of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

          4.1.19  No Prior Assignment.  There are no prior assignments of the
                  -------------------
Leases or any portion of the Rents due and payable or to become due and payable which are presently outstanding.

          4.1.20  Insurance.  Borrower has obtained and has delivered to Lender
                  ---------
certified copies of all insurance policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. No claims have been made under any such policy, and no Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any such policy.

          4.1.21 Use of Properties. Each Individual Property is used exclusively
                 -----------------
as a data center and appurtenant and related uses.

          4.1.22  Certificates of Occupancy; Licenses.  All certifications,
                  -----------------------------------
permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the current legal use, occupancy and operation of each Individual Property (collectively, the "Licenses"), have been obtained and are in full force and effect. Borrower shall keep and maintain all Licenses. The use being made of each Individual Property is in conformity with the certificate of occupancy issued for such Individual Property.

          4.1.23 Flood Zone. None of the Improvements on any Individual Property
                 ----------
are located in an area as identified by the Federal Emergency Management Agency as an area having special flood hazards.

          4.1.24 Physical Condition.   To the best of Borrower's knowledge, each
                 ------------------
Individual Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; there exists no structural or other material defects or damages in any Individual Property, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in any Individual Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

          4.1.25  Boundaries.  All of the improvements which were included in
                  ----------
determining the appraised value of each Individual Property lie wholly within the boundaries and building restriction lines of such Individual Property, and no improvements on adjoining properties encroach upon such Individual Property, and no easements or other encumbrances upon the applicable Individual Property encroach upon any of the improvements, so as to affect the value or marketability of the applicable Individual Property except those which are insured against by title insurance.

          4.1.26 Leases. The Properties are not subject to any Leases other than
                 ------
the Leases described in Schedule II attached hereto. No Person has any
                        -----------
possessory interest in any Individual Property or right to occupy the same except under and pursuant to the provisions of the Leases. The current Leases are in full force and effect and there are no defaults thereunder by either party and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute defaults thereunder. No Rent (including security deposits) has been paid more than one (1) month in advance of its due date. All work to be performed by Borrower under each Lease has been performed as required and has been accepted by the applicable tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by Borrower to any tenant has already been received by such tenant. There has been no prior sale, transfer or assignment, hypothecation or pledge of any Lease or of the Rents received therein. No tenant listed on
Schedule II has assigned its Lease or sublet all or any portion of the premises
-----------
demised thereby, no such tenant holds its leased premises under assignment or sublease, nor does anyone except such tenant and its employees occupy such leased premises. No tenant under any Lease has a right or option pursuant to such Lease or otherwise to purchase all or any part of the Properties. No tenant under any Lease has any right or option for additional space in the Improvements. No hazardous wastes or toxic substances, as defined by applicable federal, state or local statutes, rules and regulations, have been disposed, stored or treated by any tenant under any Lease on or about the leased premises nor does Borrower have any knowledge of any tenant's intention to use its leased premises for any activity which, directly or indirectly, involves the use, generation, treatment, storage, disposal or transportation of any petroleum product or any toxic or hazardous chemical, material, substance or waste, except in such amounts as may be permitted and maintained in accordance with all applicable Legal Requirements.

          4.1.27  Survey.  The Survey for each Individual Property delivered to
                  ------
Lender in connection with this Agreement has been prepared in accordance with the provisions of Section 3.1.3(c) hereof, and does not fail to reflect any material matter affecting such Individual Property or the title thereto.

          4.1.28 Loan to Value. The maximum principal amount of the Loan does
                 -------------
not exceed one hundred twenty-five percent (125%) of the fair market value of the Properties.

          4.1.29  Filing and Recording Taxes.  All transfer taxes, deed stamps,
                  --------------------------
intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Properties to Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgages, have been paid, and, under current Legal Requirements, each of the Mortgages is enforceable in accordance with their respective terms by Lender (or any subsequent holder thereof).

          4.1.30 Single Purpose Entity/Separateness.  Borrower represents,
                 ----------------------------------
warrants and covenants as follows:

          (a) The purpose for which Borrower is organized is and shall be limited solely to (i) owning, operating, leasing, selling, mortgaging, financing, refinancing and maintaining the Properties, (ii) entering into this Loan Agreement with Lender, (iii) refinancing the Properties in connection with a permitted repayment of the Loan and (iv) transacting any and all lawful business for which a Borrower may be organized under its constitutive law that is incident, necessary and appropriate to accomplish the foregoing.

          (b) Borrower does not own and will not own any asset or property other than (i) the Properties, and (ii) incidental personal property necessary for and used or to be used in connection with the ownership or operation of the Properties.

          (c) Borrower will not engage in any business unrelated to the ownership, management and operation of the Properties.

          (d) Borrower will not enter into any contract or agreement with any Affiliate of Borrower, any constituent party of Borrower, any owner of Borrower, any guarantors of the obligations of Borrower or any Affiliate of any constituent party, owner or guarantor (collectively, the "Related Parties"), except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties not so affiliated with Borrower or such Related Parties.

          (e) Borrower has not incurred and will not incur any Indebtedness other than (i) the Loan, (ii) to the extent included in the definition of Indebtedness hereunder, trade and operational debt incurred in the ordinary course of business with trade creditors in amounts as are normal and reasonable under the circumstances, provided such debt is not evidenced by a note and is not in excess of sixty days past due, unless contested in good faith, and (iii) Capital Expenditures having a cost in the aggregate (taking into account all Capital Expenditures which are ongoing or which have not been paid for in full) not in excess of five percent (5%) of the unpaid principal balance of the Loan from time to time. No Indebtedness other than the Debt may be secured (senior, subordinate or pari passu) by the Properties.
               ---- -----

          (f) Borrower has not made and will not make any loans or advances to any Person and shall not acquire obligations or securities of any Related Party.

          (g) Borrower is and will remain solvent and Borrower will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.

          (h) Borrower has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and Borrower will not, nor will Borrower permit any Related Party to, amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents of Borrower or such Related Party without the prior consent of Lender.

          (i) Borrower will maintain all of its books, records, financial statements and bank accounts separate from those of any other Person and Borrower's assets will not be listed as assets on the financial statement of any other Person. Borrower will file its own tax returns and will not file a consolidated federal income tax return with any other Person. Borrower shall maintain its books, records, resolutions and agreements as official records.

          (j) Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other Person (including any Affiliate or other Related Party), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other and shall maintain and utilize a separate telephone number and separate stationery, invoices and checks.

          (k) Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

          (l) Neither Borrower nor any Related Party will seek the dissolution, winding up, liquidation, consolidation or merger in whole or in part, or the sale of material assets of Borrower.

          (m) Borrower will not commingle its assets with those of any other Person and will hold all of its assets in its own name;

          (n) Borrower will not guarantee or become obligated for the debts of any other Person and does not and will not hold itself out as being responsible for the debts or obligations of any other Person.

          (o) If Borrower is a limited partnership or a limited liability company with more than one member, at least one general partner or member, or if Borrower is a general partnership at least two general partners (each, an "SPC Party") shall be a corporation or a limited liability company whose sole asset is its interest in Borrower and each such SPC Party will at all times comply, and will cause Borrower to comply, with each of the representations, warranties, and covenants contained in this Section 4.1.30 as if such representation, warranty or covenant was made directly by such SPC Party. Upon the withdrawal or the disassociation of the SPC Party from Borrower, Borrower shall immediately appoint a new member whose articles of incorporation or certificate of formation and limited liability company agreement are substantially similar to those of the SPC Party satisfactory to the Rating Agency or Rating Agencies, as applicable, and deliver a new Insolvency Opinion to the Rating Agency or Rating Agencies, as applicable, satisfactory to the Rating Agency or Rating Agencies, as applicable, with respect to the new SPC Party and its equity owners. Notwithstanding anything herein contained to the contrary, if Borrower is a single member Delaware limited liability company, Borrower shall not be required to have an SPC Party provided that Borrower's organizational documents comply with Lender's and the Rating Agencies' requirements for single member limited liability companies. If at any time Borrower shall be notified that its organizational documents do not comply with such requirements, Borrower shall have a reasonable period after such notice, not to exceed thirty (30) days, within which to amend its organizational documents in order to so comply with such requirements.

          (p) Borrower shall at all times cause there to be at least one duly appointed member of the board of directors of Borrower (if a corporation) or at least one duly appointed independent manager of each SPC Party (if Borrower is a limited partnership or a limited liability company with more than one member) or one independent manager (if Borrower is a single member Delaware limited liability company) (each, an "Independent Director") reasonably satisfactory to Lender who is not at the time of initial appointment and has not been at any time during the preceding five (5) years and shall not be while serving as an Independent Director: (i) a stockholder, director, officer, employee, partner, attorney or counsel of Borrower or such SPC Party or any Affiliate of either of them; (ii) a customer, supplier or other Person who derives any of its purchases or revenues from its activities with Borrower or such SPC Party or any Affiliate of either of them; (iii) a Person controlling or under common control with any such stockholder, partner, customer, supplier or other Person; or (iv) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other Person.

          (q) Borrower shall not cause or permit the board of directors of an SPC Party to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires the vote of any SPC Party unless at the time of such action there shall be at least one member who is an Independent Director.

          (r) Borrower shall allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate or Related Party.

          (s) Borrower shall not pledge its assets for the benefit of any other Person other than with respect to the Loan.

          (t) Borrower shall maintain a sufficient number of employees in light of its contemplated business operations and pay the salaries of its own employees from its own funds.

          (u) Borrower shall conduct its business so that the assumptions made with respect to Borrower in the Insolvency Opinion shall be true and correct in all respects.

          4.1.31  Management Agreement. The Properties are self-managed by
                  --------------------
Borrower and no Management Agreement or similar agreement with respect to the operation or maintenance of the Properties has been entered into.

          4.1.32 Illegal Activity. No portion of any Individual Property has
                 ----------------
been or will be purchased with proceeds of any illegal activity.

          4.1.33 No Change in Facts or Circumstances; Disclosure. All
                 -----------------------------------------------
information submitted by Borrower to Lender and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan or in satisfaction of the terms thereof and all statements of fact made by Borrower in this Agreement or in any other Loan Document, are accurate, complete and correct in all material respects. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects or might materially and adversely affect the Properties or the business operations or the financial condition of Borrower or Exodus Communications. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

          Section 4.2  Survival of Representations.
                       ---------------------------

          Borrower agrees that all of the representations and warranties of Borrower set forth in Section 4.1 and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as any amount remains owing to Lender under this Agreement or any of the other Loan Documents by Borrower. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

          V.  BORROWER COVENANTS
              ------------------

          Section 5.1  Affirmative Covenants.
                       ---------------------

          From the date hereof and until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of all Mortgages encumbering the Properties (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Lender that:

          5.1.1 Existence; Compliance with Legal Requirements; Insurance.
                --------------------------------------------------------
Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply with all Legal Requirements applicable to it and the Properties. There shall never be committed by Borrower or any other Person in occupancy of or involved with the operation or use of the Properties any act or omission affording the federal government or any state or local government the right of forfeiture as against any Individual Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. Borrower shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and shall keep the Properties in good working order and repair, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the Mortgages. Borrower shall, or shall cause Exodus Communications under each of the Master Leases to, keep the Properties insured at all times by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as is more fully provided in this Agreement.

          5.1.2 Taxes and Other Charges. Borrower shall pay or cause to be paid
                -----------------------
all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Properties or any part thereof as the same become due and payable; provided, however, Borrower's obligation to directly pay Taxes shall be
--------  -------
suspended for so long as Borrower complies with the terms and provisions of
Section 7.2 hereof. Borrower will deliver to Lender receipts for payment or other evidence satisfactory to Lender that the Taxes and Other Charges have been so paid or are not then delinquent no later than ten (10) days prior to the date on which the Taxes and/or Other Charges would otherwise be delinquent if not paid. Borrower shall furnish to Lender receipts for the payment of the Taxes and the Other Charges prior to the date the same shall become delinquent (provided, however, that Borrower is not required to furnish
                   --------  -------
such receipts for payment of Taxes in the event that such Taxes have been paid by Lender pursuant to Section 7.2 hereof). Borrower shall not suffer and shall promptly cause to be paid and discharged any Lien or charge whatsoever which may be or become a Lien or charge against the Properties, and shall promptly pay for all utility services provided to the Properties. After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges, provided that (i) no Default or Event of Default has occurred and remains uncured; (ii) Borrower is permitted to do so under the provisions of any mortgage or deed of trust superior in lien to the applicable Mortgage; (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable statutes, laws and ordinances;
(iv) neither the Individual Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (v) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith; (vi) such proceeding shall suspend the collection of such contested Taxes or Other Charges from the applicable Individual Property; and (vii) Borrower shall furnish such security as may be required in the proceeding, or as may be requested by Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon. Lender may pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established.

          5.1.3 Litigation. Borrower shall give prompt written notice to Lender
                ----------
of any litigation or governmental proceedings pending or threatened against Borrower which might materially adversely affect Borrower's condition (financial or otherwise) or business or any Individual Property.

          5.1.4  Access to Properties.  Borrower shall permit agents,
                 --------------------
representatives and employees of Lender to inspect the Properties or any part thereof at reasonable hours upon reasonable advance notice provided that each of such persons entering the Properties executes Borrower's standard
Confidentiality and Non-Disclosure Agreement attached hereto as Schedule V ("Confidentiality and Non-Disclosure Agreement").
 ---------------------------------------------

          5.1.5 Notice of Default. Borrower shall promptly advise Lender of any
                -----------------
material adverse change in Borrower's condition, financial or otherwise, or of the occurrence of any Default or Event of Default of which Borrower has knowledge.

          5.1.6  Cooperate in Legal Proceedings.  Borrower shall cooperate fully
                 ------------------------------
with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings.

          5.1.7  Perform Loan Documents.  Borrower shall observe, perform and
                 ----------------------
satisfy all the terms, provisions, covenants and conditions of, and shall pay when due all costs, fees and expenses to the extent required under the Loan Documents executed and delivered by, or applicable to, Borrower.

          5.1.8  Insurance Benefits.  Borrower shall cooperate with Lender in
                 ------------------
obtaining for Lender the benefits of any Insurance Proceeds lawfully or equitably payable in connection with any Individual Property, and Lender shall be reimbursed for any expenses incurred in connection therewith (including attorneys' fees and disbursements, and the payment by Borrower of the expense of an appraisal on behalf of Lender in case of a fire or other casualty affecting any Individual Property or any part thereof) out of such Insurance Proceeds.

          5.1.9 Further Assurances. Borrower shall, at Borrower's sole cost and
                ------------------
expense:

          (a) furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished by Borrower pursuant to the terms of the Loan Documents or reasonably requested by Lender in connection therewith;

          (b) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the obligations of Borrower under the Loan Documents, as Lender may reasonably require including, without limitation, the execution and delivery of all such writings necessary to transfer any Licenses into the name of Lender or its designee after the occurrence of any Event of Default; and

          (c) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time.

          5.1.10 Mortgage Taxes. As of the date hereof, Borrower represents that
                 --------------
it has paid all state, county and municipal recording and all other taxes imposed upon the execution and recordation of the Mortgages.

          5.1.11 Financial Reporting.
                 -------------------

          (a) Borrower will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP (or such other accounting basis acceptable to Lender), proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower and all items of income and expense in connection with the operation on an individual basis of the Properties. Lender shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Borrower or other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence of an Event of Default, Borrower shall pay any costs and expenses incurred by Lender to examine Borrower's accounting records with respect to the Properties, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

          (b) Borrower will furnish to Lender annually, within one hundred twenty (120) days following the end of each Fiscal Year of Borrower, a complete copy of Borrower's annual financial statements audited by a "Big Five" accounting firm or other independent certified public accountant acceptable to Lender in accordance with GAAP (or such other accounting basis acceptable to Lender) covering the Properties on a combined basis as well as each Individual Property for such Fiscal Year and containing statements of profit and loss for Borrower and the Properties and a balance sheet for Borrower. Such statements shall set forth the financial condition and the results of operations for the Properties for such Fiscal Year, and shall include, but not be limited to, amounts representing annual Net Cash Flow, Net Operating Income, Gross Income from Operations and Operating Expenses. Borrower's annual financial statements shall be accompanied by (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior Fiscal Year, (ii) a certificate executed by the chief financial officer of Borrower or the general partner or managing member of Borrower, as applicable, stating that each such annual financial statement presents fairly the financial condition and the results of operations of Borrower and the Properties being reported upon and has been prepared in accordance with GAAP, (iii) an unqualified opinion of a "Big Five" accounting firm or other independent certified public accountant reasonably acceptable to Lender, (iv) a list of tenants, if any, occupying more than twenty (20%) percent of the total floor area of the Improvements, (v) a breakdown showing the year in which each Lease then in effect expires and the percentage of total floor area of the Improvements and the percentage of base rent with respect to which Leases shall expire in each such year, each such percentage to be expressed on both a per year and cumulative basis, and (vi) a schedule audited by such independent certified public accountant reconciling Net Operating Income to Net Cash Flow (the "Net Cash Flow Schedule"), which shall itemize all adjustments made to Net Operating Income to arrive at Net Cash Flow deemed material by such independent certified public accountant. Together with Borrower's annual financial statements, Borrower shall furnish to Lender an Officer's Certificate certifying as of the date thereof whether there exists an event or circumstance which constitutes a Default or Event of Default under the Loan Documents executed and delivered by, or applicable to, Borrower, and if such Default or Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same.

          (c) Borrower will furnish, or cause to be furnished, to Lender on or before thirty (30) days after the end of each calendar quarter the following items, accompanied by a certificate of the chief financial officer of Borrower or the general partner or managing member of Borrower, as applicable, stating that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of Borrower and the Properties on a combined basis as well as each Individual Property (subject to normal year-end adjustments): (i) a rent roll accompanied by an Officer's Certificate with respect thereto; (ii) monthly and year-to-date operating statements (including Capital Expenditures) prepared for each calendar month, noting Net Operating Income, Gross Income from Operations, and Operating Expenses (not including any contributions to the Replacement Reserve Fund), and other information necessary and sufficient to fairly represent the financial position and results of operation of the Properties during such calendar quarter, and containing a comparison of budgeted income and expenses and the actual income and expenses together with a detailed explanation of any variances of ten percent (10%) or more between budgeted and actual amounts for such periods (provided, such detailed explanation of variances shall not be required in the event that the amount of income and/or expenses does not exceed $25,000), all in form satisfactory to Lender; (iii) a calculation reflecting the annual Debt Service Coverage Ratio for the immediately preceding twelve (12) month period as of the last day of such month accompanied by an Officer's Certificate with respect thereto; and (iv) a Net Cash Flow Schedule. In addition, such certificate shall also be accompanied by a certificate of the chief financial officer of Borrower or the general partner or managing member of Borrower, as applicable, stating that the representations and warranties of Borrower set forth in Section 4.1.30(e) are true and correct as of the date of such certificate and that there are no trade payables outstanding for more than sixty
(60) days.

          (d) For the partial year period commencing on the date hereof, and for each Fiscal Year thereafter, Borrower shall submit to Lender an Annual Budget not later than sixty (60) days prior to the commencement of such period or Fiscal Year in form reasonably satisfactory to Lender. The Annual Budget shall be subject to Lender's written approval (each such Annual Budget, an "Approved Annual Budget"). In the event that Lender objects to a proposed Annual Budget submitted by Borrower, Lender shall advise Borrower of such objections within fifteen (15) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise such Annual Budget and resubmit the same to Lender. Lender shall advise Borrower of any objections to such revised Annual Budget within ten (10) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise the same in accordance with the process described in this subsection until Lender approves the Annual Budget. Until such time that Lender approves a proposed Annual Budget, the most recently Approved Annual Budget shall apply; provided that, such Approved Annual Budget shall be adjusted to reflect actual increases in real estate taxes, insurance premiums and utilities expenses.

          (e) In the event that Borrower must incur an extraordinary operating expense or capital expense not set forth in the Approved Annual Budget (each an "Extraordinary Expense"), then Borrower shall promptly deliver to Lender a reasonably detailed explanation of such proposed Extraordinary Expense for Lender's approval.

          (f) Borrower shall furnish to Lender, within ten (10) Business Days after request (or as soon thereafter as may be reasonably possible), such further detailed information with respect to the operation of the Properties and the financial affairs of Borrower as may be reasonably requested by Lender.

          (g) Any reports, statements or other information required to be delivered under this Agreement shall be delivered in electronic form and prepared using a Microsoft Word for Windows, WordPerfect for Windows or Excel files (which files may be prepared using a spreadsheet program and saved as word processing files) or in paper form if a signature is required or electronic form is impracticable.

          5.1.12 Business and Operations. Borrower will continue to engage in
                 -----------------------
the businesses presently conducted by it as and to the extent the same are necessary for the ownership, maintenance, management and operation of the Properties. Borrower will qualify to do business and will remain in good standing under the laws of each jurisdiction as and to the extent the same are required for the ownership, maintenance, management and operation of the Properties.

          5.1.13 Title to the Properties. California Borrower or Texas Borrower,
                 -----------------------
as the case may be, will warrant and defend (a) the title to each Individual Property and every part thereof, subject only to Liens permitted hereunder (including Permitted Encumbrances) and (b) the validity and priority of the Liens of the Mortgages and the Assignments of Leases on the Properties, subject only to Liens permitted hereunder (including Permitted Encumbrances), in each case against the claims of all Persons whomsoever. Borrower shall reimburse Lender for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by Lender if an interest in any Individual Property, other than as permitted hereunder, is claimed by another Person.

          5.1.14  Costs of Enforcement.  In the event (a) that any Mortgage
                  --------------------
encumbering any Individual Property is foreclosed in whole or in part or that any such Mortgage is put into the hands of an attorney for collection, suit, action or foreclosure, (b) of the foreclosure of any mortgage prior to or subsequent to any Mortgage encumbering any Individual Property in which proceeding Lender is made a party, or (c) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or any of its constituent Persons or an assignment by Borrower or any of its constituent Persons for the benefit of its creditors, Borrower, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including attorneys' fees and costs, incurred by Lender or Borrower in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, together with all required service or use taxes.

          5.1.15 Estoppel Statement. (a) After request by Lender, Borrower shall
                 ------------------
within ten (10) days furnish Lender with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the Applicable Interest Rate of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any, and (vi) that the Note, this Agreement, the Mortgages and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

          (b) Borrower shall deliver to Lender upon request, tenant estoppel certificates from each commercial tenant leasing space at the Properties in form and substance reasonably satisfactory to Lender provided that, except with respect to each of the Master Leases, Borrower shall not be required to deliver such certificates more frequently than two (2) times in any calendar year.

          5.1.16  Loan Proceeds. Borrower shall use the proceeds of the Loan
                  -------------
received by it on the Closing Date only for the purposes set forth in Section 2.1.4.

          5.1.17  Performance by Borrower.  Borrower shall in a timely manner
                  -----------------------
observe, perform and fulfill each and every covenant, term and provision of each Loan Document executed and delivered by, or applicable to, Borrower, and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Loan

Document executed and delivered by, or applicable to, Borrower without the prior consent of Lender.

          5.1.18  Confirmation of Representations.  Borrower shall deliver, in
                  -------------------------------
connection with any Securitization, (a) one or more Officer's Certificates certifying as to the accuracy of all representations made by Borrower in the Loan Documents as of the date of the closing of such Securitization in all relevant jurisdictions, and (b) certificates of the relevant Governmental Authorities in all relevant jurisdictions indicating the good standing and qualification of Borrower and its general partner with respect to the Texas Borrower and its managing member with respect to the California Borrower as of the date of the Securitization.

          5.1.19  No Joint Assessment.  Borrower shall not suffer, permit or
                  -------------------
initiate the joint assessment of any Individual Property (a) with any other real property constituting a tax lot separate from such Individual Property, and (b) which constitutes real property with any portion of such Individual Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such real property portion of the Individual Property.

          5.1.20  Leasing Matters.  Any Leases with respect to an Individual
                  ---------------
Property written after the date hereof for more than 10,000 square feet and any amendments or modifications to any Leases of more than 10,000 square feet shall be approved by Lender, which approval shall not be unreasonably withheld. Upon request, Borrower shall furnish Lender with executed copies of all Leases. All renewals of Leases and all proposed Leases shall provide for rental rates comparable to existing local market rates. All proposed Leases shall be on commercially reasonable terms and shall not contain any terms which would materially affect Lender's rights under the Loan Documents. All Leases executed after the date hereof shall provide that they are subordinate to the Mortgage encumbering the applicable Individual Property and that the lessee agrees to attorn to Lender or any purchaser at a sale by foreclosure or power of sale. Borrower (i) shall observe and perform the obligations imposed upon the lessor under the Leases in a commercially reasonable manner; (ii) shall enforce and may amend or terminate the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed in a commercially reasonable manner and in a manner not to impair the value of the Individual Property involved (provided Borrower shall not amend or modify a Master Lease without the prior consent of Lender) except that no termination by Borrower or acceptance of surrender by a tenant of any Leases shall be permitted unless by reason of a tenant default and then only in a commercially reasonable manner to preserve and protect the Individual Property provided, however, that
                                                       --------  -------
no such termination or surrender of any Lease covering more than 10,000 square feet will be permitted without the consent of Lender, which consent shall not be unreasonably withheld; (iii) shall not collect any of the rents more than one
(1) month in advance (other than security deposits); (iv) shall not execute any other assignment of lessor's interest in the Leases or the Rents (except as contemplated by the Loan Documents); (v) shall not alter, modify or change the terms of the Leases in a manner inconsistent with the provisions of the Loan Documents; and (vi) shall execute and deliver at the request of Lender all such further assurances, confirmations and assignments in connection with the Leases as Lender shall from time to time reasonably require. In the event that Lender fails to respond to a request for Lender's approval pursuant to this Section
5.1.20 within five (5) Business Days of Borrower's request, Borrower may deliver a second request for such approval and, provided that such second request contains a bold faced, conspicuous legend at the top of the first page thereof to the effect that "IF YOU FAIL TO RESPOND TO THIS REQUEST FOR APPROVAL IN WRITING WITHIN TEN (10) BUSINESS DAYS, YOUR APPROVAL SHALL BE DEEMED GIVEN," and Lender fails to respond to such request for approval ten (10) Business Days after Lender has received from Borrower such second request and all information reasonably required by Lender in order to adequately review such request, Lender shall be deemed to have given such approval.

          5.1.21 Alterations. Borrower shall obtain Lender's prior consent to
                 -----------
any alterations to any Improvements, which consent shall not be unreasonably withheld except with respect to alterations that may have a material adverse effect on Borrower's financial condition, the value of the applicable Individual Property or the Net Operating Income. Notwithstanding the foregoing, Lender's consent shall not be required in connection with any alterations that will not have a material adverse effect on Borrower's financial condition, the value of the applicable Individual Property or the Net Operating Income, provided that such alterations are made in connection with (a) tenant improvement work performed pursuant to the terms of any Lease executed on or before the date hereof, (b) tenant improvement work performed pursuant to the terms and provisions of a Lease and not adversely affecting any structural component of any Improvements, any utility or HVAC system contained in any Improvements or the exterior of any building constituting a part of any Improvements, or (c) alterations performed in connection with the restoration of an Individual Property after the occurrence of a casualty in accordance with the terms and provisions of this Agreement. If the total unpaid amounts with respect to alterations to the Improvements at any Individual Property (other than such amounts to be paid or reimbursed by tenants under the Leases) shall at any time exceed * Dollars ($*) (the "Threshold Amount"), Borrower shall promptly deliver
                           ------------------
to Lender as security for the payment of such amounts and as additional security for Borrower's obligations under the Loan Documents any of the following: (A) cash, (B) U.S. Obligations, (C) other securities having a rating acceptable to Lender and that the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization, or (D) a completion bond or letter of credit issued by a financial institution having a rating by S&P of not less than A-1+ if the term of such bond or letter of credit is no longer than three (3) months or, if such term is in excess of three (3) months, issued by a financial institution having a rating that is acceptable to Lender and that the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization. Such security shall be in an amount equal to the excess of the total unpaid amounts with respect to alterations to the Improvements on the applicable Individual Property (other than such amounts to be paid or reimbursed by tenants under the Leases) over the Threshold Amount and applied from time to time at the option of Lender to pay for such alterations or to terminate any of the alterations and restore the applicable Individual Property to the extent necessary to prevent any material adverse effect on the value of such Individual Property.

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

          Section 5.2  Negative Covenants.
                       ------------------

          From the date hereof until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of all Mortgages encumbering the Properties in accordance with the terms of this Agreement and the other Loan Documents, Borrower covenants and agrees with Lender that it will not do, directly or indirectly, any of the following:

          5.2.1 Operation of Property. Neither California Borrower nor Texas
                ---------------------
Borrower, as the case may be, shall, without the prior consent of Lender (which consent shall not be unreasonably withheld), terminate the Management Agreement or otherwise replace the Manager or enter into any other management agreement with respect to any Individual Property.

          5.2.2 Liens. Borrower shall not, without the prior consent of Lender,
                -----
create, incur, assume or suffer to exist any Lien on any portion of any Individual Property or permit any such action to be taken, except:

          (i)   Permitted Encumbrances;

          (ii)  Liens created by or permitted pursuant to the Loan Documents;
                and

          (iii) Liens for Taxes or Other Charges not yet due.

          5.2.3  Dissolution.  Borrower shall not (a) engage in any dissolution,
                 -----------
liquidation or consolidation or merger with or into any other business entity,
(b) engage in any business activity not related to the ownership and operation of the Properties, (c) transfer, lease or sell, in one transaction or any combination of transactions, the assets or all or substantially all of the properties or assets of Borrower except to the extent permitted by the Loan Documents, (d) modify, amend, waive or terminate its organizational documents or its qualification and good standing in any jurisdiction or (e) cause the SPC Party to (i) dissolve, wind up or liquidate or take any action, or omit to take an action, as a result of which the SPC Party would be dissolved, wound up or liquidated in whole or in part, or (ii) amend, modify, waive or terminate the certificate of incorporation or bylaws of the SPC Party, in each case, without obtaining the prior consent of Lender or Lender's designee.

          5.2.4  Change In Business.  Borrower shall not enter into any line of
                 ------------------
business other than the ownership and operation of the Properties, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

          5.2.5  Debt Cancellation.  Borrower shall not cancel or otherwise
                 -----------------
forgive or release any claim or debt (other than termination of Leases in accordance herewith) owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower's business.

          5.2.6  Affiliate Transactions.  Borrower shall not enter into, or be a
                 ----------------------
party to, any transaction with an Affiliate of Borrower or any of the partners of Borrower except in the ordinary course of business and on terms which are fully disclosed to Lender in advance and are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm's-length transaction with an unrelated third party.

          5.2.7  Zoning.  Borrower shall not initiate or consent to any zoning
                 ------
reclassification of any portion of any Individual Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of any Individual Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Lender.

          5.2.8  Assets.  Borrower shall not purchase or own any property other
                 ------
than the Properties.

          5.2.9  Debt.  Borrower shall not create, incur or assume any
                 ----
Indebtedness other than the Debt except to the extent expressly permitted hereby.

          5.2.10  No Joint Assessment.  Borrower shall not suffer, permit or
                  -------------------
initiate the joint assessment of any Individual Property with (a) any other real property constituting a tax lot separate from such Individual Property, or (b) any portion of such Individual Property which may be deemed to constitute personal property, or any other procedure whereby the Lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such Individual Property.

          5.2.11  Principal Place of Business.  Borrower shall not change its
                  ---------------------------
principal place of business set forth on the first page of this Agreement without first giving Lender thirty (30) days prior written notice.

          5.2.12 ERISA. (a) Borrower shall not engage in any transaction which
                 -----
would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

          (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its sole discretion, that (A) Borrower is not and does not maintain an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (B) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (C) one or more of the following circumstances is true:

          (i) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. (S)2510.3-101(b)(2);

          (ii) Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. (S)2510.3-101(f)(2); or

          (iii) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. (S)2510.3-101(c) or (e).

          5.2.13  Transfers. (a) Except as otherwise permitted by the provisions
                  ---------
of this Section 5.2.13 or except to the extent permitted elsewhere in the Loan Documents, Borrower will not (i) permit or suffer (by operation of law or otherwise) any sale, assignment, conveyance, transfer or other disposition of legal or equitable interest in all or any part of the Properties, (ii) permit or suffer (by operation of law or otherwise) any sale, assignment, conveyance, transfer or other disposition of any direct or indirect interest in Borrower,
(iii) permit or suffer (by operation of law or otherwise) any mortgage, lien or other encumbrance of all or any part of any Individual Property, (iv) permit or suffer (by operation of law or otherwise) any pledge, hypothecation, creation of a security interest in or other encumbrance of any direct or indirect interests in Borrower, or (v) file a declaration of condominium with respect to any Individual Property.

          (b) A sale or conveyance by Borrower of all of the Properties (but not a mortgage, lien or other encumbrance) is permitted provided that each of the following conditions have been satisfied:

          (i) (A) prior to a Securitization, Borrower has obtained the prior consent of Lender to such sale or conveyance which consent shall not be unreasonably withheld and (B) after a Securitization, the Rating Agencies shall have confirmed that such sale or conveyance shall not, in itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities; (ii) no Event of Default shall have occurred and be continuing;

          (iii) the Person to whom the Properties are sold or conveyed satisfies the requirements of a SPC Party and not less than 50% of the direct or indirect interests are owned and controlled by a Permitted Owner;

          (iv) Lender has received a non-consolidation opinion which may be relied upon by Lender, the Rating Agencies and their respective counsel, successors and assigns, with respect to the sale or conveyance, which opinion shall be reasonably acceptable to Lender and, after a Securitization, the Rating Agencies;

          (v) the transferee of the Properties shall execute an assumption of all of the obligations of the Borrower under this Agreement, each Mortgage and the other Loan Documents, subject, however, to the provisions of
     Section 9.4 of this Agreement; and

          (vi) Borrower shall give written notice to Lender of the proposed sale or conveyance not later than thirty (30) days prior thereto, which notice shall set forth the name of the proposed transferee, identify the owners of such direct and indirect interests of the proposed transferee and set forth the date the sale or conveyance is expected to be effective.

          (c) A transfer or sale (but not a pledge, hypothecation, creation of a security interest in or other encumbrance) of direct or indirect ownership interest in Borrower is permitted provided the following conditions have been satisfied:

          (i)  such transfer or sale is to a Permitted Owner;

          (ii) in connection with such a transfer or sale, if prior to a Securitization, Borrower shall have obtained the prior consent of Lender which consent shall not be unreasonably withheld and, if after a Securitization, the Rating Agencies shall have confirmed that such transfer or sale, in itself, shall not result in downgrade, withdrawal or qualification of the then current rating assigned to the Securities;

          (iii) prior to any such transfer or sale of direct or indirect ownership interests in Borrower, if as a result of either of which (and after giving effect to such transfer or sale), more than 49% of the direct or indirect ownership interests in Borrower shall have been transferred to a person or entity not owning at least 49% of the direct or indirect ownership interests in Borrower on the date of closing, Borrower shall deliver to Lender a non-consolidation opinion which may be relied upon by Lender, the Rating Agencies and their respective counsel, successors and assigns, with respect to the proposed transfer or sale, which opinion shall be reasonably acceptable to Lender and, after a Securitization, the Rating Agencies;

          (iv) immediately prior to such transfer or sale no Event of Default has occurred and is continuing; and

          (v) Borrower shall give or cause to be given written notice to Lender of the proposed transfer or sale not later than thirty (30) days prior thereto, which notice shall set forth the name of the Person to which the interest in Borrower is to be transferred or sold, identify the proposed transferee and set forth the date the transfer or sale is expected to be effective.

          (d) Notwithstanding the provisions set forth in this Section 5.2.13, Lender hereby acknowledges that, as part of the Chase Facility, Exodus Communications and various Affiliates of Exodus Communications have pledged direct and indirect ownership interests in Borrower and Exodus Communications, as well as in other Subsidiaries (as such term is defined in the Chase Credit Agreement), pursuant to the Security Agreement and the Pledge Agreement (as such terms are defined in the Chase Credit Agreement).

          (e) Borrower agrees to bear and shall reimburse Lender on demand all reasonable expenses incurred by Lender in connection with any transaction described in subsections (b) and (c) of this Section 5.2.13.

          (f) Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon any violation of this Section 5.2.13.

          (g) The provisions of this Section 5.2.13 shall not be modified or amended by Borrower and Lender unless the Rating Agencies have confirmed that such amendment or modification will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities.

          VI.  INSURANCE; CASUALTY; CONDEMNATION; REQUIRED REPAIRS
               ---------------------------------------------------

          Section 6.1  Insurance.
                       ---------

          (a) Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Properties providing at least the following coverages:

          (i) comprehensive all risk insurance on the Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements, in each case (A) in an amount equal to one hundred percent (100%) of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation, but the amount shall in no event be less than the outstanding principal balance of the Loan; (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (C) *; and (D) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Individual Property shall at any time constitute legal non-conforming structures or uses. In addition, Borrower shall obtain: (y) if any portion of the Improvements is currently or at any time in the future located in a federally designated "special flood hazard area", flood hazard insurance in an amount equal to the lesser of (1) the outstanding principal balance of the Note or (2) the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended or such greater amount as Lender shall require; and (z) earthquake insurance in amounts and in form and substance satisfactory to Lender in the event the Individual Property is located in an area with a high degree of seismic activity, provided that the insurance pursuant to clauses (y) and (z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this subsection (i).

          (ii) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Individual Property, such insurance (A) to be on the so-called "occurrence" form with a combined limit, including umbrella coverage, of not less than * Dollars ($*); (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all legal contracts; and (5) contractual liability covering the indemnities contained in Article 9 of the Mortgages to the extent the same is available;

          (iii) business income interruption insurance (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in subsection (i) above; and (C) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Personal Property has been repaired, the continued loss of income will be insured on a Gross Earnings form until such income either

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

returns to the same level it was at prior to the loss, or the expiration of * from the date that the applicable Individual Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period. The amount of such business income interruption insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross earnings from each Individual Property (but not less than the Rent for such Individual Property) for * period. All proceeds payable to Lender pursuant to this subsection shall be held by Lender and shall be applied to the obligations secured by the Loan Documents from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained
                              --------  -------
shall be deemed to relieve Borrower of its obligations to pay the obligations secured by the Loan Documents on the respective dates of payment provided for in the Note and the other Loan Documents except to the extent such amounts are actually paid out of the proceeds of such business income insurance;

          (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements, and only if the Individual Property coverage form does not otherwise apply, (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in subsection (i) above written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to subsection
(i) above, (3) including permission to occupy the Individual Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

          (v) workers' compensation, subject to the statutory limits of the State, and employer's liability insurance with a limit of at least One Million and No/100 Dollars ($1,000,000) per accident and per disease per employee, and One Million and No/100 Dollars ($1,000,000) for disease aggregate in respect of any work or operations on or about the Individual Property, or in connection with the Individual Property or its operation (if applicable);

          (vi) comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by Lender on terms consistent with the commercial property insurance policy required under subsection (i) above;

          (vii) umbrella liability insurance in an amount not less than * Dollars ($*) per occurrence on terms consistent with the commercial general liability insurance policy required under subsection (ii) above;

          (viii) motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence, including umbrella coverage, of One Million and No/100 Dollars ($1,000,000); and

          (ix) upon sixty (60) days' written notice, such other reasonable insurance and in such reasonable amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Individual Property located in or around the region in which the Individual Property is located.

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

          (b) All insurance provided for in Section 6.1(a) shall be obtained under valid and enforceable policies (collectively, the "Policies" or in the singular, the "Policy"), and shall be subject to the approval of Lender as to insurance companies, amounts, deductibles, loss payees and insureds. The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the State and having a claims paying ability rating of "AA" or better by at least two (2) of the Rating Agencies one of which shall be Standard & Poor's Ratings Group. The Policies described in
Section 6.1 (other than those strictly limited to liability protection) shall designate Lender as loss payee. Not less than ten (10) days prior to the expiration dates of the Policies theretofore furnished to Lender, certificates of insurance evidencing the Policies accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "Insurance Premiums"), shall be delivered by Borrower to Lender.

          (c) Any blanket insurance Policy shall specifically allocate to the Individual Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Properties in compliance with the provisions of Section 6.1(a).

          (d) All Policies of insurance provided for or contemplated by Section 6.1(a), except for the Policy referenced in Section 6.1(a)(v), shall name Borrower, or the Tenant, as the insured and Lender as the additional insured, as its interests may appear, and in the case of property damage, boiler and machinery, flood and earthquake insurance, shall contain a non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

          (e) All Policies of insurance provided for in Section 6.1(a)(v) shall contain clauses or endorsements to the effect that:

              (i) no act or negligence of Borrower, or anyone acting for Borrower, or of any Tenant or other occupant, or failure to comply with the provisions of any Policy, which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

              (ii) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or canceled without at least thirty (30) days' written notice to Lender and any other party named therein as an additional insured;

              (iii) the issuers thereof shall give written notice to Lender if the Policy has not been renewed fifteen (15) days prior to its expiration; and

              (iv) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

          (f) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower, to take such action as Lender deems necessary to protect its interest in the Properties, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate. All premiums incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and, until paid, shall be secured by the Mortgages and shall bear interest at the Default Rate.

          Section 6.2 Casualty. If an Individual Property shall be damaged or
                      --------
destroyed, in whole or in part, by fire or other casualty (a "Casualty"), Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the repair and restoration of the Individual Property as nearly as possible to the condition the Individual Property was in immediately prior to such fire or other casualty, with such alterations as may be reasonably approved by Lender (a "Restoration") and otherwise in accordance with Section 6.4. Borrower shall pay or cause Exodus Communications, as tenant under the Master Leases, to pay all costs of such Restoration whether or not such costs are covered by insurance. Lender may, but shall not be obligated to make proof of loss if not made promptly by Borrower.

          Section 6.3 Condemnation. Borrower shall promptly give Lender notice
                      ------------
of the actual or threatened commencement of any proceeding for the Condemnation of any Individual Property and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings, and Borrower shall from time to time deliver to Lender all instruments requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi-public authority through Condemnation or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement and the Debt shall not be reduced until any Award shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided herein or in the Note. If any Individual Property or any portion thereof is taken by a condemning authority, Borrower shall promptly commence and diligently prosecute the Restoration of the applicable Individual Property and otherwise comply with the provisions of Section 6.4. If any Individual Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the Award, or a portion thereof sufficient to pay the Debt.

          Section 6.4 Restoration. The following provisions shall apply in
                      -----------
connection with the Restoration of any Individual Property:

          (a) If the Net Proceeds shall be less than * Dollars ($*) and the costs of completing the Restoration shall be less than * Dollars ($*), the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Section 6.4(b)(i) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in compliance with all applicable

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

governmental laws, rules and regulations (including all applicable environmental laws) and in accordance with the terms of this Agreement.

          (b) If the Net Proceeds are equal to or greater than * Dollars ($*) or the costs of completing the Restoration is equal to or greater than * Dollars ($*) Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Section 6.4. The term "Net Proceeds" for purposes of this Section 6.4 shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Section 6.1 (a)(i), (iv), (vi) and (ix) as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("Insurance Proceeds"), or (ii) the net amount of the Award, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("Condemnation Proceeds"), whichever the case may be.

              (i) The Net Proceeds shall be made available to Borrower for Restoration provided that each of the following conditions are met:

                  (A) no Event of Default shall have occurred and be continuing;

                  (B) (1) in the event the Net Proceeds are Insurance Proceeds, less than * percent (*%) of the total floor area of the Improvements on the Individual Property has been damaged, destroyed or rendered unusable as a result of such fire or other casualty or
             (2) in the event the Net Proceeds are Condemnation Proceeds, less than * percent (*%) of the land constituting the Individual Property is taken, and such land is located along the perimeter or periphery of the Individual Property, and no portion of the Improvements is located on such land;

                  (C) Leases demising in the aggregate a percentage amount equal to or greater than the Rentable Space Percentage of the total rentable space in the Individual Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such fire or other casualty or taking, whichever the case may be, shall remain in full force and effect during and after the completion of the Restoration, notwithstanding the occurrence of any such fire or other casualty or taking, whichever the case may be, and will make all necessary repairs and restorations thereto at their sole cost and expense. The term "Rentable Space
                                                               --------------
             Percentage" shall mean (1) in the event the Net Proceeds are
             ----------
             Insurance Proceeds, a percentage amount equal to * percent (*%) and (2) in the event the Net Proceeds are Condemnation Proceeds, a percentage amount equal to seventy five percent (75%);

                  (D) Borrower shall commence the Restoration as soon as
             reasonably practicable (but in no event later than sixty (60) days after such damage or destruction or taking, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion;

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

                  (E) Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note, which will be incurred with respect to the Individual Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in
             Section 6.1(a)(iii), if applicable, or (3) by other funds of Borrower;

                  (F) Lender shall be satisfied that the Restoration will be completed on or before the earliest to occur of (1) the Maturity Date, (2) the earliest date required for such completion under the terms of any Leases, (3) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the applicable Individual Property to the condition it was in immediately prior to such fire or other casualty or to as nearly as possible the condition it was in immediately prior to such taking, as applicable or (4) the expiration of the insurance coverage referred to in Section 6.1(a)(iii);

                  (G) the Individual Property and the use thereof after the
             Restoration will be in compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations;

                  (H) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable environmental laws); and

                  (I) such fire or other casualty or taking, as applicable, does not result in the loss of access to the Individual Property or the related Improvements.

              (ii) The Net Proceeds shall be held by Lender in an interest-bearing account and, until disbursed in accordance with the provisions of this Section 6.4(b), shall constitute additional security for the Debt and other obligations under the Loan Documents. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Individual Property which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company issuing the Title Insurance Policy.

              (iii) All plans and specifications required in connection with the Restoration shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "Casualty Consultant"). Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Casualty Consultant. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

              (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the Casualty Retainage. The
                                           -----
     term "Casualty Retainage" shall mean an amount equal to ten percent (10%) of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until the Restoration has been completed. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Section 6.4(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 6.4(b) and that all approvals necessary for the re-occupancy and use of the Individual Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage; provided, however, that Lender will release the portion
                         --------  -------
     of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company issuing the Title Insurance Policy, and Lender receives an endorsement to the Title Insurance Policy insuring the continued priority of the lien of the related Mortgage and evidence of payment of any premium payable for such endorsement. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

              (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

              (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of Lender in consultation with the Casualty Consultant, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net Proceeds Deficiency") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 6.4(b) shall constitute additional security for the Debt and other obligations under the Loan Documents.

          (vii) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 6.4(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Agreement or any of the other Loan Documents.

          (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Section 6.4(b)(vii) may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its sole discretion shall deem proper, or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion.

          (d) In the event of foreclosure of the Mortgage with respect to the Individual Property, or other transfer of title to the Individual Property in extinguishment in whole or in part of the Debt all right, title and interest of Borrower in and to the Policies that are not blanket Policies then in force concerning the Individual Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title.

          VII.  RESERVE FUNDS
                -------------

          Section 7.1  Intentionally Omitted
                       ---------------------

          Section 7.2  Tax and Insurance Escrow Fund
                       -----------------------------

          Borrower shall pay to Lender on each Payment Date (a) one-twelfth of the Taxes that Lender estimates will be payable during the next ensuing twelve
(12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to their respective due dates, and (b) one-twelfth of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (said amounts in (a) and (b) above hereinafter called the "Tax and Insurance Escrow Fund"). The Tax and Insurance Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note, shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will apply the Tax and Insurance Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Section 5.1.2 hereof and under the Mortgages. In making any payment relating to the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Section 5.1.2 hereof, Lender shall, in its reasonable discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Escrow Fund. Any amount remaining in the Tax and Insurance Escrow Fund after the Debt has been paid in full shall be returned to Borrower. If at any time Lender reasonably determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay Taxes and Insurance Premiums by the dates set forth in (a) and (b) above, Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least thirty (30) days prior to delinquency of the Taxes and/or thirty (30) days prior to expiration of the Policies, as the case may be.

          Section 7.3  *
                                       66


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

*

          Section 7.4  Reserve Funds, Generally.
                       ------------------------

          Borrower grants to Lender a first-priority perfected security interest in each of the Reserve Funds and any and all monies now or hereafter deposited in each Reserve Fund as additional security for payment of the Debt. Until expended or applied in accordance herewith, the Reserve Funds shall constitute additional security for the Debt. Upon the occurrence of an Event of Default, Lender may, in addition to any and all other rights and remedies available to Lender, apply any sums then present in any or all of the Reserve Funds to the payment of the Debt in any order in its sole discretion. The Reserve Funds shall not constitute trust funds and may be commingled with other monies held by Lender. The Reserve Funds shall be held in interest bearing accounts and all earnings or interest on a Reserve Fund shall be added to and become a part of such Reserve Fund and shall be disbursed in the same manner as other monies deposited in such Reserve Fund. Borrower shall not, without obtaining the prior consent of Lender, further pledge, assign or grant any security interest in any Reserve Fund or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. Lender shall not be liable for any loss sustained on the investment of any funds constituting the Replacement Reserve Fund.

          VIII.  DEFAULTS
                 --------

          Section 8.1  Event of Default.
                       ----------------
          (a) Each of the following events shall constitute an event of default hereunder (an "Event of Default"):

              (i)   if any portion of the Debt is not paid when due;

              (ii) if any of the Taxes or Other Charges are not paid when the same are due and payable;

              (iii) if the Policies are not kept in full force and effect, or if certified copies of the Policies are not delivered to Lender upon request;

              (iv) if Borrower transfers or encumbers any portion of the Properties without Lender's prior consent or otherwise violates the provisions of Article 5.2.13 of this Agreement;

              (v) if any representation or warranty made by Borrower herein or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished to Lender shall have been false or misleading in any material respect as of the date the representation or warranty was made;

              (vi) if Borrower or any guarantor under any guaranty issued in connection with the Loan shall make an assignment for the benefit of creditors;

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

              (vii) if a receiver, liquidator or trustee shall be appointed for Borrower or Exodus Communications or if Borrower or Exodus Communications shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or Exodus Communications, or if any proceeding for the dissolution or liquidation of Borrower or Exodus Communications shall be instituted; provided, however, if such appointment, adjudication, petition or
            --------  -------
proceeding was involuntary and not consented to by Borrower or Exodus Communications, upon the same not being discharged, stayed or dismissed within sixty (60) days;

              (viii) if Borrower attempts to assign its rights under this Agreement or any of the other Loan Documents or any interest herein or therein in contravention of the Loan Documents;

              (ix) if Borrower breaches any of its respective negative covenants contained in Section 5.2 or any covenant contained in Section 4.1.30 hereof;

              (x) with respect to any term, covenant or provision set forth herein which specifically contains a notice requirement or grace period, if Borrower shall be in default under such term, covenant or condition after the giving of such notice or the expiration of such grace period;

              (xi) if any of the assumptions contained in the Insolvency Opinion, or in any other "non-consolidation" opinion delivered to Lender in connection with the Loan, or in any other "non-consolidation" delivered subsequent to the closing of the Loan, is or shall become untrue in any material respect;

              (xii) if Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement not specified in subsections (i) to (xi) above, for ten (10) days after notice to Borrower from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other Default; provided, however, that if such non-monetary Default is susceptible of
         --------  -------
cure but cannot reasonably be cured within such 30-day period and provided further that Borrower shall have commenced to cure such Default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed one hundred twenty (120) days;

              (xiii) if there shall be a default under any of the other Loan Documents beyond any applicable cure periods contained in such documents, whether as to Borrower or any Individual Property, or if any other such event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the Debt or to permit Lender to accelerate the maturity of all or any portion of the Debt;

              (xiv) if there shall occur any "Event of Default" under any of the Master Leases (as such term is defined therein);

              (xv) if any Master Lease is surrendered, canceled, modified, changed, supplemented, altered or amended without the prior consent of Lender; or

              (xvi) (a) if Exodus Communications or any of its Subsidiaries shall fail to make any payment of any principal of or premium or interest on any Indebtedness that is outstanding in a principal or notional amount of at least $* in the aggregate (but excluding Indebtedness outstanding hereunder)
when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or (b) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or (c) any such Indebtedness shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; provided that this
                                                         --------
clause (xvi) shall not apply to secured Indebtedness that becomes due and payable solely as a result of a voluntary sale or transfer of the property and assets securing such Indebtedness.

          (b) Upon the occurrence of an Event of Default (other than an Event of Default described in clauses (vi), (vii) or (viii) above) and at any time thereafter, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, Lender may take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in and to all or any Individual Property, including, without limitation, declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and any or all of the Properties, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in clauses (vi), (vii) or (viii) above, the Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

          Section 8.2  Remedies.
                       --------
          (a) Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any Individual Property. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law,

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing (i) Lender is not subject to any "one action" or "election of remedies" law or rule, and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Properties and each Mortgage has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full.

          (b) With respect to Borrower and the Properties, nothing contained herein or in any other Loan Document shall be construed as requiring Lender to resort to any Individual Property for the satisfaction of any of the Debt in preference or priority to any other Individual Property, and Lender may seek satisfaction out of all of the Properties or any part thereof, in its absolute discretion in respect of the Debt. In addition, Lender shall have the right from time to time to partially foreclose the Mortgages in any manner and for any amounts secured by the Mortgages then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances:
(i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose one or more of the Mortgages to recover such delinquent payments, or
(ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose one or more of the Mortgages to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by one or more of the Mortgages as Lender may elect. Notwithstanding one or more partial foreclosures, the Properties shall remain subject to the Mortgages to secure payment of sums secured by the Mortgages and not previously recovered.

          (c) Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents (the "Severed Loan Documents") in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Lender shall not
                                          --------  -------
make or execute any such documents under such power until three (3) days after notice has been given to Borrower by Lender of Lender's intent to exercise its rights under such power. Except as may be required in connection with a securitization pursuant to Section 9.1 hereof, (i) Borrower shall not be obligated to pay any costs or expenses incurred in connection with the preparation, execution, recording or filing of the Severed Loan Documents, and
(ii) the Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the Closing Date.

          Section 8.3  Remedies Cumulative; Waivers.
                       ----------------------------

          The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

          IX.  SPECIAL PROVISIONS
               ------------------

          Section 9.1  Sale of Notes and Securitization.
                       --------------------------------

          At the request of the holder of the Note and to the extent not already required to be provided by Borrower under this Agreement, Borrower shall use commercially reasonable efforts to provide information and modify or supplement the Loan Documents so as to satisfy the market standards to which the Lender customarily adheres and which may be reasonably required by the Rating Agencies in connection with the sale of the Note or participations therein or the first successful securitization (such sale and/or securitization, the "Securitization") of rated single or multi-class securities (the "Securities") secured by or evidencing ownership interests in the Note and the Mortgages, including, without limitation, to:

          (a) (i) provide such financial and other information with respect to the Properties, Borrower and the Manager, (ii) provide budgets relating to the Properties and (iii) to perform or permit or cause to be performed or permitted such site inspections and other due diligence investigations of the Properties, as may be reasonably requested by the holder of the Note or the Rating Agencies as may be necessary or appropriate in connection with the Securitization (the "Provided Information"), together, if customary, with appropriate verification and/or consents of the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Lender and the Rating Agencies;

          (b) cause counsel to render opinions, which may be relied upon by the parties to the Securitization and the Rating Agencies, as to non-consolidation, fraudulent conveyance, and true sale and/or lease or any other opinion customary in securitization transactions, which counsel and opinions shall be reasonably satisfactory to the Lender and the Rating Agencies;

          (c) make such representations and warranties as of the closing date of the Securitization with respect to the Properties, Borrower, and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by the Lender or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents; and

          (d) execute such amendments to the Loan Documents and organizational documents, as may be reasonably requested by the Lender or as may be requested by the Rating Agencies or otherwise to effect the Securitization; including splitting the Note into two notes and splitting the Mortgage into two mortgages, including a first priority mortgage and a second priority mortgage or otherwise as determined by and acceptable to Lender, creating additional Components, reducing the number of Components, revising the interest rate for each Component, reallocating the principal balances of each Component, increasing or decreasing the Monthly Debt Service Payments for each Component or eliminating the Component structure of the Loan or entering into a Management Agreement (provided that Borrower shall enter into a Management Agreement if otherwise expressly obligated pursuant to this Agreement); provided, however, that Borrower
                                                --------  -------
                   shall not be required to modify or amend any Loan Document if such modification or amendment would (i) change the overall effective interest rate, the stated maturity or the aggregate amount of amortization of principal set forth in the Note,
                   (ii) modify or amend any other material economic term of the Loan to its detriment, (iii) materially increase the obligations or materially reduce any rights of Borrower under the Loan Documents, or (iv) require or result in any material alteration of any tax or accounting treatment of Borrower or any of its Affiliates.


          *


          Section 9.2  Securitization Indemnification.
                       ------------------------------

          (a) Borrower understands that certain of the Provided Information may be included in disclosure documents in connection with the Securitization, including, without limitation, a prospectus, prospectus supplement or private placement memorandum (each, a "Disclosure Document") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Securitization. In the event that the Disclosure Document is required to be revised prior to the sale of all Securities, Borrower will cooperate with the holder of the Note in updating the Disclosure Document by providing all current information necessary to keep the Disclosure Document accurate and complete in all material respects.

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

          (d) Promptly after receipt by an indemnified party under this Section
9.2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9.2, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party under this
Section 9.2 the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party to parties. The indemnifying party shall not be liable for the expenses of more than one such separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another indemnified party.

          (e) In order to provide for just and equitable contribution in circumstances in which the indemnity agreements provided for in Section 9.2(b) or (c) is or are for any reason held to be unenforceable by an indemnified party in respect of any Liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Section 9.2(b) or (c), the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or action in respect thereof); provided, however, that no Person guilty of
                            --------  -------
fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) Lehman's and Borrower's relative knowledge and access to information concerning the matter with respect to which claim was asserted;
(ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lender and Borrower hereby agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

          (f) The liabilities and obligations of both Borrower and Lender under this Section 9.2 shall survive the termination of this Agreement and the satisfaction and discharge of the Debt.

          Section 9.3  Rating Surveillance.
                       -------------------

          Borrower will retain the Rating Agencies to provide rating surveillance services on any certificates issued in a Securitization. *


          Section 9.4  Exculpation.
                       -----------

          Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note, this Agreement, the Mortgages or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower (provided further that except to the extent provided by law or as expressly provided in the Loan Documents, no Affiliate shall be personally obligated for any debt, obligation or liability of the Borrower whether arising in contract, tort or otherwise), except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest under the Note, this Agreement, the Mortgages and the other Loan Documents, or in the Properties, the Rents, or any other collateral given to Lender pursuant to the Loan Documents; provided, however, that, except as specifically provided herein,
                --------  -------
any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Properties, in the Rents and in any other collateral given to Lender, and Lender, by accepting the Note, this Agreement, the Mortgages and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding under or by reason of or under or in connection with the Note, this Agreement, the Mortgages or the other Loan Documents. The provisions of this section shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under any of the Mortgages; (c) affect the validity or enforceability of any guaranty made in connection with the Loan or any of the rights and remedies of Lender thereunder; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of any of the Assignments of Leases; (f) constitute a prohibition against Lender to seek a deficiency judgment against Borrower in order to fully realize the security granted by each of the Mortgages or to commence any other appropriate action or proceeding in order for Lender to exercise its remedies against all of the Properties; or (g) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following:

          (i) fraud or intentional misrepresentation by Borrower or any guarantor in connection with the Loan;

          (ii)  the gross negligence or willful misconduct of Borrower;

          (iii) the breach of any representation, warranty, covenant or indemnification provision in the Environmental Indemnity or in the Mortgages concerning

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

                 environmental laws, hazardous substances and asbestos and any indemnification of Lender with respect thereto in either document;

          (iv) the removal or disposal by Borrower of any portion of the Properties after an Event of Default;

          (v) the misapplication or conversion by Borrower of (A) any insurance proceeds paid by reason of any loss, damage or destruction to the Properties, (B) any awards or other amounts received in connection with the condemnation of all or a portion of the Properties, or (C) any Rents following an Event of Default;

          (vi) failure to pay charges for labor or materials or other charges that can create liens on any portion of the Properties;

          (vii) any security deposits, advance deposits or any other deposits collected with respect to the Properties which are not delivered to Lender upon a foreclosure of the Properties or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof; and

          (viii) Borrower's indemnifications of Lender set forth in Section 9.2 hereof.

          Notwithstanding anything to the contrary in this Agreement, the Note or any of the Loan Documents, (A) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Mortgages or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents, and (B) the Debt shall be fully recourse to Borrower in the event that: (i) the first full monthly payment of principal and interest under the
Note is not paid when due; (ii) Borrower fails to permit on-site inspections of the Properties, fails to provide financial information, fails to maintain its status as a single purpose entity or fails to appoint a new property manager upon the request of Lender after an Event of Default, each as required by, and in accordance with the terms and provisions of, this Loan Agreement and the Mortgages; (iii) Borrower fails to obtain Lender's prior consent to any subordinate financing or other voluntary Lien encumbering any Individual Property; (iv) Borrower fails to obtain Lender's prior consent to any assignment, transfer, or conveyance of any Individual Property or any interest therein as required by the Mortgage or hereunder; or (v) any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or consented to by Borrower.

          Section 9.5  Termination of Manager.
                       ----------------------

          If (a) an Event of Default shall have occurred and be continuing hereunder, (b) at the Maturity Date, the Debt is not repaid in full, (c) the Manager shall become insolvent, or (d) a default shall have occurred by Manager under the Management Agreement which shall not have not been remedied within the grace or cure periods provided therein, Borrower shall, at the request of Lender, terminate the Management Agreement and replace the Manager with a manager approved by Lender on terms and conditions satisfactory to Lender, it being understood and agreed that the management fee for such replacement manager shall not exceed then prevailing market rates. In addition and in the event no Management Agreement shall then be in existence, if
(a) the Master Lease with respect to the Individual Property shall no longer be in effect or (b) at the Maturity Date, the Debt is not repaid in full, Borrower shall, at the request of Lender, enter into a management agreement on terms and conditions reasonably satisfactory to Lender with a manager reasonably approved by Lender, it being understood and agreed that the management fee for such manager shall not exceed the then prevailing market rates. Notwithstanding the foregoing, prior to the Maturity Date, Borrower shall have no obligation to enter into any management agreement so long as the Master Leases remain in full force and effect.

          Section 9.6  Servicer.
                       --------

          At the option of Lender and at no cost to Borrower, the Loan may be serviced by a servicer/trustee (the "Servicer") selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement (the "Servicing Agreement") between Lender and Servicer.

          X.  MISCELLANEOUS
              -------------

          Section 10.1  Survival.
                        --------

          This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid unless a longer period is expressly set forth herein or in the other Loan Documents. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Lender.

          Section 10.2  Lender's Discretion.
                        -------------------

          Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

          Section 10.3  Governing Law.
                        -------------

          (A) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE

DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE INDIVIDUAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

          (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

               CT CORPORATION
               111 EIGHTH AVENUE
               13/TH/ FLOOR
               NEW YORK, NEW YORK 10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW

YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

          Section 10.4  Modification, Waiver in Writing.
                        -------------------------------

          No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

          Section 10.5  Delay Not a Waiver.
                        ------------------

          Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

          Section 10.6  Notices.
                        -------

          All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by telecopier (with answer back acknowledged), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

     If to Lender:      Lehman Brothers Bank FSB
                        921 North Orange Street
                        Wilmington, Delaware  19801
                        Attention:  *
                        Facsimile No. *

     with a copy to:    Cadwalader, Wickersham & Taft
                        100 Maiden Lane
                        New York, New York 10038
                        Attention:  Fredric L. Altschuler, Esq.
                        Facsimile No. (212) 504-6666

     If to Borrower:    Exodus Communications Real Property I, LLC
                        2831 Mission College Boulevard
                        Santa Clara, California  95054-1838
                        Attention: General Counsel
                        Facsimile No. (408) 346-2420

     with a copy to:    Exodus Communications Real Property I, LLC
                        2831 Mission College Boulevard
                        Santa Clara, California  95054-1838
                        Attention: Treasurer
                        Facsimile No. (408) 346-2052

                        and

                        Exodus Communications Real Property I, LP
                        2831 Mission College Boulevard
                        Santa Clara, California  95054-1838
                        Attention: General Counsel
                        Facsimile No. (408) 346-2420

     with a copy to:    Exodus Communications Real Property I, LP
                        2831 Mission College Boulevard
                        Santa Clara, California  95054-1838
                        Attention: Treasurer
                        Facsimile No. (408) 346-2052

A notice shall be deemed to have been given: (a) in the case of hand delivery, at the time of delivery; (b) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; (c) in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day and (d) in the case of telecopy, when delivered, if delivered before 5:00 p.m. New York City time on a Business Day (with answer back acknowledged) or else the next Business Day.

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

          Section 10.7  Trial by Jury.
                        -------------

          BORROWER AND LENDER EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BORROWER AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

          Section 10.8  Headings.
                        --------

          The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          Section 10.9  Severability.
                        ------------

          Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          Section 10.10  Preferences.
                         -----------

          Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

          Section 10.11  Waiver of Notice.
                         ----------------

          Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.

          Section 10.12  Remedies of Borrower.
                         --------------------

          In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment, unless Lender shall be adjudged to have acted in an arbitrary or capricious manner or in bad faith.
The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

          Section 10.13  Expenses; Indemnity.
                         -------------------
          (a) Borrower covenants and agrees to pay or, if Borrower fails to pay, to reimburse, Lender upon receipt of written notice from Lender for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Lender as to any legal matters arising under this Agreement or the other Loan Documents with respect to the Properties); (ii) Borrower's ongoing performance of and compliance with Borrower's respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including, without limitation, confirming compliance with environmental and insurance requirements; (iii) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Lender; (iv) securing Borrower's compliance with any requests made pursuant to the provisions of this Agreement; (v) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (vi) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Properties, or any other security given for the Loan; and (vii) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Properties or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable
                           --------  -------
for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender. Any cost and expenses due and payable to Lender may be paid from any amounts in the Lockbox Account.

          (b) Borrower shall indemnify, defend and hold harmless Lender from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Lender in any manner relating to or arising out of (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in, this Agreement or the other Loan Documents, or (ii) the use or intended use of the proceeds of the Loan (collectively, the "Indemnified Liabilities"); provided, however, that Borrower
                                               --------  -------
shall not have any obligation to Lender hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Lender.

          Section 10.14  Schedules Incorporated.
                         ----------------------

          The Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

          Section 10.15  Offsets, Counterclaims and Defenses.
                         -----------------------------------

          Any assignee of Lender's interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

Section 10.16  No Joint Venture or Partnership; No Third Party Beneficiaries.
                                                               --------------

          (a) Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Properties other than that of mortgagee, beneficiary or lender.

          (b) This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

          Section 10.17  Publicity.
                         ---------

          All news releases, publicity or advertising by Borrower or its Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to Lender, Lehman, or any of their Affiliates shall be subject to the prior written approval of Lender.

          Section 10.18 Cross-Default; Cross-Collateralization; Waiver of
                        -------------------------------------------------
                        Marshalling of Assets.
                        ---------------------

          (a) Borrower acknowledges that Lender has made the Loan to Borrower upon the lsecurity of its collective interest in the Properties and in reliance upon the aggregate of the Properties taken together being of greater value as collateral security than the sum of each Individual Property taken separately. Borrower agrees that the Mortgages are and will be cross-collateralized and cross-defaulted with each other so that (i) an Event of Default under any of the Mortgages shall constitute an Event of Default under each of the other Mortgages which secure the Note; (ii) an Event of Default under the Note or this Loan Agreement shall constitute an Event of Default under each Mortgage; and (iii) each Mortgage shall constitute security for the Note as if a single blanket lien were placed on all of the Properties as security for the Note.

          (b) To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners and others with interests in Borrower, and of the Properties, or to a sale in inverse order of alienation in the event of foreclosure of all or any of the Mortgages, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Properties for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Properties in preference to every other claimant whatsoever. In addition, Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Mortgages, any equitable right otherwise available to Borrower which would require the separate sale of the Properties or require Lender to exhaust its remedies against any Individual Property or any combination of the Properties before proceeding against any other Individual Property or combination of Properties; and further in the event of such foreclosure Borrower does hereby expressly consents to and authorizes, at the option of Lender, the foreclosure and sale either separately or together of any combination of the Properties.

          Section 10.19  Waiver of Counterclaim.
                         ----------------------

          Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents.

          Section 10.20  Conflict; Construction of Documents; Reliance.
                         ---------------------------------------------

          In the event of any conflict between the provisions of this Loan Agreement and any of the other Loan Documents, the provisions of this Loan Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender's exercise of any such rights or remedies. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrower or its Affiliates.

          Section 10.21  Brokers and Financial Advisors.
                         ------------------------------

          Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower hereby agrees to indemnify, defend and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind (including Lender's attorneys' fees and expenses) in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower or Lender in connection with the transactions contemplated herein. The provisions of this Section 10.21 shall survive the expiration and termination of this Agreement and the payment of the Debt.

          Section 10.22  Prior Agreements.
                         ----------------

          This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, including, without limitation, the Mortgage Loan Application dated February 16, 2001 between Borrower and Lender are superseded by the terms of this Agreement and the other Loan Documents.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                 EXODUS COMMUNICATIONS REAL PROPERTY I, LLC, a
                                    Delaware limited liability company

                                    By: Exodus Communications Real Property
                                        Managers I, LLC, a Delaware limited
                                        liability company, its managing member

                                      By: Exodus Communications, Inc., a
                                          Delaware corporation, its sole member

                                         By: /s/ R. Marshall Case
                                            -----------------------------
                                            Name: R. Marshall Case
                                            Title: Executive Vice President,
                                                   Finance and Chief Financial
                                                   Officer


                                 EXODUS COMMUNICATIONS REAL PROPERTY I, LP, a
                                    Texas limited partnership

                                    By: Exodus Communications Real Property
                                        Managers I, LLC, a Delaware limited
                                        liability company, its general partner

                                      By: Exodus Communications, Inc., a
                                          Delaware corporation, its sole member

                                         By: /s/ R. Marshall Case
                                            ----------------------------
                                            Name: R. Marshall Case
                                            Title: Executive Vice President,
                                                   Finance and Chief Financial
                                                   Officer

                                 LEHMAN BROTHERS BANK FSB

                                 By: /s/ Larry Kravetz
                                    -----------------------------------
                                    Name: Larry Kravetz
                                    Title: Senior Vice President

                                   SCHEDULE I
                                   ----------

                    PROPERTIES - ALLOCATED RELEASE AMOUNTS

                           To be determined by Lender

                                  SCHEDULE II
                                  -----------

                                   RENT ROLL

                                 (see attached)

                                  SCHEDULE III
                                  ------------

                             INTENTIONALLY OMITTED

                                  SCHEDULE IV
                                  -----------

              COLLATERAL ASSIGNMENT OF INTEREST RATE CAP AGREEMENT

          THIS COLLATERAL ASSIGNMENT OF INTEREST RATE CAP AGREEMENT, dated as of _________ ___, 200__ (this "Assignment") is made by ____________________, a
                            ----------
_____________, having an address at _____________________ ("Assignor") in favor
                                                            --------
of LEHMAN BROTHERS BANK FSB, a federal stock savings bank, having an address at 921 North Orange Street, Wilmington, Delaware 19801 (together with its successors and assigns, "Assignee"). Capitalized terms used but not otherwise
                         --------
defined herein shall have the meanings assigned such terms in the Loan Agreement dated as of __________ ___, 2001 (as amended, modified or supplemented and in effect from time to time, the "Loan Agreement") by and between Assignor and
                               --------------
Assignee.

          1. Assignor hereby collaterally assigns and transfers to Assignee, as collateral, all of its interest, whether now owned or hereafter acquired, now existing or hereafter arising, wherever located, in, to and under the [ISDA Master Agreement], dated _________ ___, 2000, between Assignor and _______________________________, as counterparty (the "Counterparty"), as
                                                       ------------
supplemented by the related confirmations, as amended from time to time (collectively, the "Interest Rate Cap Agreement"), and the Assignor hereby
                    ---------------------------
grants to Assignee a security interest in and to the Interest Rate Cap Agreement and all proceeds (as defined in Section 9-306 of the Uniform Commercial Code adopted in the State of New York (the "UCC")) thereof, to have
                                                       ---
and to hold the same, unto Assignee, its successors and assigns. This Assignment constitutes additional security for the obligations of the Assignor arising pursuant to the Loan Documents.

          2. Each party to the Interest Rate Cap Agreement, by its execution of this Assignment, hereby consents to the above collateral assignment and the other terms hereof (including, without limitation, the second sentence of Paragraph 4 hereof), and Assignor and Counterparty agree that, so long as any Debt exists (provided that Debt shall be deemed to exist if the Property is transferred by judicial or non-judicial foreclosure or deed-in-lieu thereof), Counterparty will make any payments to become payable under or pursuant to the Interest Rate Cap Agreement directly to the Assignee until such time as this Assignment is terminated or otherwise canceled, at which time the Counterparty will be instructed to make payments to or on behalf of Assignor. All amounts paid to Assignee pursuant to the terms hereof arising out of the assignment of the Interest Rate Cap Agreement shall be deposited into the Lockbox Account and distributed in accordance with the provisions of the Loan Agreement.

          3. Notwithstanding the last sentence of paragraph 2 hereof, upon the occurrence of an Event of Default and for so long as such Event of Default is continuing, Assignee shall be entitled to exercise all remedies provided in the UCC.

          4. Assignor hereby covenants and agrees that Assignor shall not, without first obtaining Assignee's or its successor's or assign's consent, convey, assign, sell, mortgage, encumber, pledge, hypothecate, grant a security interest in, grant an option or options with respect to, or otherwise dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration) the Interest Rate Cap Agreement. Assignor and Counterparty hereby covenant and agree that until such time as this Assignment is terminated or otherwise canceled pursuant to paragraph 5 hereof the Assignor and Counterparty shall not, without first obtaining Assignee's or its successor's or assign's consent, amend, modify, cancel or terminate the Interest Rate Cap Agreement.

          5. This Assignment shall terminate upon the earlier to occur of (i) the termination or expiration of the Interest Rate Cap Agreement and (ii) the payment in full of the Debt, and upon such termination Assignee shall promptly release this Assignment pursuant to a release executed and delivered by Assignee at the sole cost and expense of Assignor.

          6. This Assignment shall be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine.

          7. This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.

          8. This Assignment may be amended or modified only by a written instrument signed by the parties hereto.

          9. This Assignment may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one instrument.

          10. The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Assignment to the same extent and with the same force as if fully set forth herein.

          IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.


                                  ASSIGNOR:

                                  BORROWER

                                  By:
                                        ------------------------------
                                        Name:
                                        Title:



                                 ASSIGNEE:

                                 LEHMAN BROTHERS BANK FSB

                                 By:
                                        ------------------------------
                                        Name:
                                        Title:


The provisions of this Assignment are
hereby acknowledged:

[COUNTERPARTY SIGNATURE BLOCK TO BE ADDED]


--------------------------------,
a
 -------------------------------


By:
   -----------------------------
   Name:
   Title:

                                   SCHEDULE V
                                   ----------


              FORM OF CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT


1. "Proprietary Information" is technical or business information describing or related to the activities of Exodus Communications, Inc. ("Exodus") which: (1) Exodus has generated at private expense and holds in confidence, or (2) Exodus has received from third parties under an obligation to maintain as confidential.

2. Visitor agrees not to disclose the Proprietary Information to any third party. Visitor agrees to use the Proprietary Information only for purposes expressly authorized in writing by Exodus and not use it for Visitor's own use.

3. The Visitor agrees that disclosure of Proprietary Information received from Exodus shall be limited only to those of Visitor's (or Visitor's employers) employees with a strict need to know for purposes expressly authorized in writing by Exodus.

4. The obligations and duties set forth thereunder shall continue for a period of three (3) years from receipt by Visitor.

5. Visitor shall not expose Exodus to any of Visitor's proprietary or confidential information, or to the confidential or proprietary information of any third party.

6. The terms of a confidential nondisclosure agreement previously executed by Exodus and Visitor (or Visitor's employer), if any, will supersede the terms of this agreement.


          Your signature on this line indicates that you have read the above confidential non-disclosure agreement and have agreed to abide by its contents.


                                     VISITOR:


                                     Signature:

                                     Name:

                                     Title:

                                  SCHEDULE VI
                                  -----------

           FORM OF MASTER LEASE FOR 4650 AND 4700 IRONSIDES DRIVE,
                            SANTA CLARA, CALIFORNIA

                                 (see attached)